                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-21046

                                  VAN ECK FUNDS, INC.
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2007

ITEM 1. REPORT TO SHAREHOLDERS.
SEMI-ANNUAL REPORT JUNE 30, 2007 (unaudited)

Van Eck Funds

          EMERGING MARKETS FUND

          GLOBAL HARD ASSETS FUND

          INTERNATIONAL INVESTORS GOLD FUND

Van Eck Funds, Inc.

          MID CAP VALUE FUND

The information in the shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of June 30, 2007, and are subject to change.

Emerging Markets Fund

Dear Shareholder:

It is our pleasure to report that Van Eck Emerging Markets Fund gained 25.32% (Class A shares, excluding sales charge) for the six months ended June 30, 2007. In comparison, emerging markets equities, as measured by the Fund’s benchmark index, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index1, returned 17.75% for the same period. We attribute the Fund’s outperformance primarily to effective individual stock selection and to an ongoing emphasis on small- to mid-capitalization companies. More than 75% of the Fund’s net assets were invested in companies with a market capitalization under US$5 billion at the end of June 2007.

Market and Economic Review
Over the six months ended June 30, 2007, a generally favorable global environment for equities prevailed, and fundamentals within developing economies continued to improve. Both of these factors played significant roles in the outperformance of emerging market equities relative to the broader U.S. equity market and the developed international markets, as measured by the Standard & Poor’s (S&P) 500 Index2 (+6.96%) and the MSCI EAFE (Europe, Australasia and the Far East) Index3 (+11.09%), respectively. Indeed, the emerging market asset class put together its strongest first half since 1999. Still emerging market equities faced several headwinds.

Fears of a slowdown in the U.S. economy, concerns about potential contagion from the meltdown in the U.S. subprime mortgage market, and a substantial profit-taking exercise in the local China A-share market combined to produce a brief pullback among emerging market equities during the first quarter. While there was some frothiness developing within the local China A-share market, once investors realized the bubble-like indications were rather confined and subsequently resumed their focus on resilient fundamentals underlying the emerging markets as a whole, the correction proved to be a mere dip as opposed to any broad correction. That said, the added challenges brought on by a weak U.S. housing market, increasing energy prices and fluctuating inflation concerns through much of the period made the asset class’ performance all that much more impressive.

Regional Performance
Latin American equities had the greatest gains of the three major emerging market regions. The MSCI EM Latin America Index4 rose 27.1% in the first half in U.S. dollar terms. Brazilian stocks continued to outperform on the back of both strong earnings growth and upgrades to the country’s credit outlook by rating agencies Fitch and Standard & Poor’s during the period. These credit upgrades placed Brazil closer to the coveted investment-grade status.

Emerging Asian markets also outperformed the benchmark MSCI EM Index. The total return of the MSCI EM Asia Index5 was 18.8% in U.S. dollar terms. Korea and Thailand outperformed, while Taiwan and India lagged. Also of note, the large valuation gap witnessed in late February and early March between China’s A-share market and Hong Kong’s H-Shares began to narrow. The government announced a new program that permits Chinese banks and insurance companies to buy financial assets offshore. The program was intended to calm the A-share market and also to help ease the upward pressure on the Chinese currency.

The Emerging Europe, Middle East and Africa (EMEA) region was a substantial laggard for the six months, though it still produced positive returns over the period. The MSCI EM EMEA Index6 mustered a 8.8% return for the first half, with muted returns coming out of Russia and South Africa.

Fund Review
Throughout the first half of 2007, we generally favored Emerging Asia over the EMEA markets in terms of the Fund’s regional weightings. We increased the Fund’s position in Latin America over the six months, primarily by adding exposure to Brazil. Investments in South Korea and India made the most significant contributions to relative performance during the six-month period. These results were largely attributable to effective security selection. Conversely, investments in Russia were the biggest detractors for the Fund.

Emerging Markets Fund

More than 75% of the Fund’s net assets were invested in companies with a market capitalization under US$5 billion at the end of June 2007.

By sector, the Fund maintained strong overweighted positions in consumer discretionary and industrials relative to the benchmark MSCI EM Index and continued to have underweighted positions in energy and telecommunications. We reduced the Fund’s exposure to the technology sector during the period, bringing it to an underweighted position in the portfolio. We increased the Fund’s allocation to the materials sector.

In terms of individual holdings, top performers for the Fund during the semi-annual period included two South Korean industrial stocks. Hyunjin Materials (3.3% of Fund net assets as of June 30), a leading metal forger with clients in diverse industries, was the top contributor to the Fund’s returns in the first half of the year. During the period, the company was expanding its production capacity to cope with the shipbuilding industry boom and a fast-growing wind power generation market. In view of abundant order backlogs of the ship parts division and expectations of steady orders for wind power and plant parts, the company’s earnings visibility appeared high relative to its peers. Taewoong Co. (1.8% of Fund net assets) also made significant contributions to the Fund’s results, as the company’s aggressive expansion strategy was expected to give it an advantage going forward in the large-sized forging product market.

Another star performer for the Fund was India’s Welspun Gujarat Stahl Limited (2.4% of Fund net assets). Welspun is an approved supplier of specialized steel pipes for major oil and gas exploration and production companies around the globe. The company’s strength lay in its reputation for supplying high-quality, large-diameter pipes used in some of the most demanding environments.

Of course, not all of the Fund’s holdings performed well. Malaysian freight operator Transmile Group (eliminated from the Fund during the period) was a notable detractor for the Fund. Its shares declined, as auditing teams were brought in to analyze material overstatements of revenues on the company’s historical results. We viewed the company’s prospects in the near-to-medium term to be unfavorable, and so we eliminated the Fund’s position in Transmile before the end of the second quarter. Also, while the Fund’s underweighted position in the Russian energy sector helped its relative results, its individual holdings here detracted from its absolute performance over the six months. Despite an increase in the price of crude oil during the period, shares of the Russian energy majors were weighed down by the country’s progressive tax regime and rising marginal costs.

* * *

The outperformance of emerging markets over their developed counterparts during the first half of 2007 may ultimately prove less transitory than conventional thinking might expect. Infrastructure build-up in emerging market economies has continued to spur demand for commodities and manufactured capital goods. Rising income levels and increasing discretionary spending from a growing middle class within developing nations has also led to stronger domestic economic activity. These factors have resulted in brisk earnings growth for emerging market corporations as a whole. A progressively weakening U.S. dollar has further boosted returns for U.S.-based investors in these companies.

Going forward, any number of scenarios could develop from current economic realities, including a retreat in U.S. investors’ appetite for risk stemming from a declining housing market or from the spillover effects of sub-prime mortgage delinquencies. Despite these potential headwinds, we continue to see favorable long-term prospects for emerging market equities, particularly those assets denominated in local currency. Indeed, overall, risks to our view on emerging markets remain largely external and not unlike those facing equities in developed markets.

Underpinning our relatively positive view for emerging market equities is the continuing favorable global macroeconomic environment and the improving fundamentals within many emerging economies. Even if the bull market in emerging markets equities continues its run as we anticipate, we expect to

Emerging Markets Fund

continue to uncover what we consider attractively valued opportunities among the tremendous diversity of regions, sectors and companies encompassed by these quickly evolving economies.

Investors should be aware that by investing in emerging markets, the Fund is exposed to certain risks. You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk.

We appreciate your participation in Van Eck Emerging Markets Fund and look forward to helping you meet your investment goals in the future.

David A. Semple
Portfolio Manager
July 23, 2007

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The Morgan Stanley Capital International (MSCI) Emerging Markets Index is calculated with dividends reinvested. The Index captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets.

[2]	The Standard & Poor’s (S&P) 500 Index is calculated with dividends reinvested. The Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

[3]	The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.

[4]	The MSCI EM (Emerging Markets) Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America.

[5]	The MSCI EM Asia Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Asia.

[6]	The MSCI EM EMEA (Emerging Europe, Middle East and Africa) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe, the Middle East & Africa.

Please note all regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

Emerging Markets Fund

PERFORMANCE RECORD AS OF 06/30/07 (unaudited)
Average Annual	After Maximum	Before Sales
Total Return	Sales Charge*	Charge
A shares—
Year to Date	18.11%	25.32%
1 year	47.98%	57.01%
5 year	30.65%	32.21%
10 year	12.05%	12.72%
Life (since 12/20/93)	11.48%	11.97%
C shares—
Year to Date	23.75%	24.75%
1 Year	54.71%	55.71%
Life (since 10/3/03)	34.43%	34.43%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

*	A Shares: maximum sales charge is 5.75% C Shares: 1.00% redemption charge, first year

Emerging Markets Fund

Geographical Weightings*
as of June 30, 2007
(unaudited)

Sector Breakdown**
as of June 30, 2007 (unaudited)

Industrial	30.8%
Financial	13.1%
Consumer, Cyclical	10.6%
Energy	8.4%
Consumer, Non-cyclical	5.3%
Basic Materials	5.2%
Communications	4.5%
Diversified	3.8%
Technology	3.4%
Utilities	2.4%
Repurchase Agreement	12.5%

*	Percentage of net assets.
**	Percentage of investments.
Portfolio is subject to change.

Emerging Markets Fund
Top Ten Equity Holdings as of June 30, 2007* (unaudited)

Cia Vale do Rio Doce (CVRD)
(Brazil, 3.4%)
CVRD produces and sells iron ore, pellets, manganese, iron alloys, gold, kaolin, bauxite, alumina, aluminum and potash. The company owns stakes in several steel companies. CVRD also owns and operates railroads and maritime terminals in Brazil.

Hyunjin Materials Co., Ltd.
(South Korea, 3.3%)
Hyunjin Materials manufactures metal and stainless engine components used in ships and industrial plants. Its metal products are supplied to Hyundai Heavy Industries Co., Ltd., HSD Engine, MES and others. Its stainless products are comprised of stainless components used in industrial plants including seats, coils, clamps and others.

SFA Engineering Corp.
(South Korea, 3.0%)
SFA Engineering’s principal activities are manufacturing and servicing technologies in factory automation and logistic management systems. The company focuses on key production and distribution attributes including quality control, communications, highly reliable production, system engineering and precision processing.

KNM Group Bhd
(Malaysia, 2.6%)
KNM Group is an investment holding company. Through its subsidiaries, the company designs, manufactures and maintains process equipment, pressure vessels, heat exchangers, skid mounted assemblies, process pipe systems, storage tanks, specialized structural assemblies and module assemblies for the oil, gas and petrochemical industries. KNM also invests in properties.

Welspun-Gujarat Stahl Ltd.
(India, 2.4%)
Welspun-Gujarat Stahl manufactures welded pipes and pipe coatings. The company’s products include spiral welded pipes and longitudinal welded pipes.

Ultrapetrol (Bahamas) Ltd.
(Brazil, 2.3%)
Ultrapetrol (Bahamas) is a diversified ocean and river transportation company involved in the carriage of dry and liquid bulk cargoes.

Petroleo Brasileiro SA (Petrobras)
(Brazil, 2.3%)
Petrobras explores for, produces, refines, transports and markets petroleum and petroleum products, including gasoline, diesel oil, jet fuel, aromatic extracts, petrochemicals and turpentine. The company operates refineries, oil tankers and a distribution pipeline grid in Brazil and markets its products in Brazil and abroad.

Bidvest Group Ltd.
(South Africa, 2.2%)
Bidvest Group is the holding company for a group of companies operating in a range of sectors. Subsidiaries manufacture and distribute food and allied products to the catering industry as well as packaging, stapling, fastening and adhesive tapes, office products, cosmetics, toiletries and skin care products. Bidvest supplies cleansing products and provides laundering services.

C.A.T. Oil AG
(Russia, 2.1%)
C.A.T. Oil provides oil field services primarily in Russia and Kazakhstan. The company helps producers to improve production volumes through a process known as hydraulic fracturing.

GVK Power & Infrastructure Ltd.
(India, 2.0%)
GVK Power & Infrastructure is a holding company of power businesses and also provides operations and maintenance services to its power assets. The company operates power plants, serving distribution companies of Andhra Pradesh in India.

* Portfolio is subject to change.
  Company descriptions courtesy of Bloomberg.com.

Emerging Markets Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 to June 30, 2007.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	January 1, 2007-
		January 1, 2007	June 30, 2007	June 30, 2007
Class A	Actual	$1,000.00	$1,253.20	$9.61
	Hypothetical**	$1,000.00	$1,016.27	$8.60
Class C	Actual	$1,000.00	$1,247.50	$14.54
	Hypothetical**	$1,000.00	$1,011.85	$13.02

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2007) of 1.72% on Class A Shares, and 2.61% on Class C Shares, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses.

Global Hard Assets Fund

Dear Shareholder:

We are pleased to report that Van Eck Global Hard Assets Fund gained 22.06% for the six months ended June 30, 2007 (Class A shares, excluding sales charge). The Fund outperformed its benchmark Standard & Poor’s (S&P) GSSI Natural Resources (SPGSSINR) Index1, which rose 18.36% for the period. The CRB Index2, a measure of the performance of underlying commodities markets, rose 2.76%. In addition to the Fund’s strong performance relative to commodity-related indices, it also offered diversification benefits in the form of low correlation to traditional financial markets. The domestic U.S. equity market, as measured by the S&P 500 Index3, gained 6.96% for the six-month period.

Global Hard Assets Fund’s strong performance for the six months can be largely attributed to stock selection within a broad mix of hard assets sectors. The Fund’s positions in the base metals and energy sub-sectors contributed most to its relative results. The Fund is a flexible, actively managed portfolio and, in contrast to passively managed index funds, employs a disciplined investment process that seeks to identify companies with superior growth potential. The Fund further distinguishes itself from its peers by investing in different natural resources sectors across several geographic regions. We firmly believe that a diversified investment style can potentially limit volatility in comparison with more narrowly focused funds.

Market and Economic Review
The first half of 2007 marked the continuation of a multi-year run for commodities and related equities. The major factors driving the global hard assets market over the six month period included energy commodity prices, speculation on and actual merger and acquisition activity, a weak U.S. dollar relative to major world currencies, and news or lack thereof regarding the timing and direction of the Federal Reserve Board’s (the Fed’s) next policy moves. As it turned out, the Fed kept its targeted federal funds rate unchanged through the period based on its view that the U.S. economy was still growing at an acceptable rate and that inflation was still too high for comfort. As the news flow behind each of these factors fluctuated over the period, so, too, did commodity prices and the performance of the various hard assets sub-sectors.

Energy
Crude oil and natural gas prices rose over the six months by 15.77% and 7.53%, respectively. Indeed, oil prices, which had touched a low of $51 per barrel in late January rose to more than $65 barrel by the end of April and then broke the $70 per barrel milestone in June for the first time since August 2006. In the early months of the year, frigid temperatures in the Northeastern U.S. and unseasonably cool temperatures in March helped to keep heating demand, and natural gas prices, high. Although the mid-spring saw some short-term weakness among the energy commodities, ongoing concerns about geopolitical conditions and strong global demand played major roles in keeping prices high for the period overall. The generally upward trend in oil prices was amplified late in the period by anticipation of the summer driving season.

Energy stocks, particularly those of oil services and refining companies, benefited from rising energy commodity prices over the period. A further boost to stock prices in the energy sub-sector came from strong merger and acquisition activity, with the Master Limited Partnership (MLP) structure taking the energy sector by storm, especially during the second quarter, as it offered an attractive financial engineering alternative.

Precious Metals
For the six-month period, gold bullion prices advanced $12.95 per ounce, or 2.03%, to close on June 30, 2007 at $649.65 per ounce. It was, however, a volatile advance, as the gold market weathered two sharp declines in 2007 to date. The first came in early January when gold registered its low for the period of $602 per ounce. Metals markets in general, led by copper, suffered a correction. The second was in late February when the global equity markets experienced a sell-off sparked by a sharp drop in Chinese stocks. After each decline, gold bullion prices rallied back to nearly test the $700 per ounce level.

While advancing modestly for the semi-annual period, the gold market essentially moved sideways in the first half of the year, with gold bullion prices spending most of the time in a range between $640 and $690 per ounce. The value of the U.S. dollar was the main driver of the gold bullion price, as the U.S.

Global Hard Assets Fund

Dollar Index (DXY)4 started to decline in January. Gold bullion prices peaked at $694 per ounce in late April at the same time the DXY was making two-year lows. Since posting its lows, the DXY rebounded somewhat, and gold bullion traded off to the $650 per ounce level. Supply/demand fundamentals were also favorable to gold bullion prices during the first half of the year. Silver prices were unsteady during the six months, advancing 3.64% for the first quarter before trending lower to end the period down 3.80%.

Gold equities overall did not keep pace with the precious metal during the first half of the year. While the gold bullion price has more than doubled from its cycle lows, higher costs for steel, chemicals, equipment and labor have resulted in a subdued profit outlook for many gold producers. As these companies revised their cost and capital expenditure requirements early in the year, the market had to come to grips with their higher cost estimates, and share prices overall suffered. As with any industry, some companies are having a tougher time of controlling costs than others. Unfortunately, the worst performers garner the most attention, which reflects negatively on the entire industry.

Industrial Metals
Industrial metals prices were volatile through the first half of the year, driven primarily by supply and demand speculation. Base metals markets started the year in negative territory, as deteriorating fundamentals led to rising inventories. However, in February, March and April, base metals prices rose, boosted in part by data from China and other emerging markets suggesting strong demand and in part by strong merger and acquisition activity. Results in May were weaker, as inventories began to rise and it became apparent that China was making use of cheaper alternatives to some metals. Base metals did, however, appear to be on a moderate rebound in June. Copper prices led the way among the industrial metals, soaring 21.01% for the semi-annual period overall. Nickel and aluminum prices lagged.

Paper and Forest Products
A number of factors applied pressure to the paper and forest products sub-sector. While companies generally performed well based on announced mergers and acquisitions, European paper and related products manufacturers remained exposed to a challenging industry environment characterized by overcapacities and subsequent pressure on prices. Forest products companies, especially those in North America, were hampered by log export restrictions, the risk of further increases in labor costs, and a weak housing market that cut into product demand.

Real Estate
The new year began well for real estate companies, driven in part by the proposed and then actual cash acquisition of Equity Office Properties Trust by Blackstone Group. However, this semi-annual period as a whole marks the first time in which real estate investments lagged the general stock market after seven consecutive years of outperformance. Following such an extended rally, rising interest rates and declining profits from real estate both in the U.S. and abroad were the primary factors behind the correction. Asian real estate stocks were by far the strongest of the three major real estate regions for the period, with performance of its countries positive across the board. North American and European real estate stocks, on the other hand, lost ground. In North America, Canadian stocks pushed ahead strongly, but U.S. REITs were particularly weak, impacted by turmoil in the subprime mortgage market, slower sales of new and existing homes and low housing starts. Within Europe, the major markets of the Netherlands and France each managed to generate gains, though the U.K. and Swedish markets dragged down the region. That said, real estate companies in general and REITs in particular continued to benefit from strong demand, healthy growth and income fundamentals, and brisk merger and acquisition activity within the sector across all three major real estate regions. Among the asset class’ sub-sectors, regional mall and central business district-focused office REITs posted the strongest gains for the six-month period; storage and suburban-focused office REITs lagged on a relative basis.

Agricultural Products
Agricultural markets struggled for much of the period. Wheat prices drove down agricultural commodity returns overall in January, even though corn and soybean markets were strong for the month. Agricultural markets then rose in February, as low inventories combined with potential weather

Global Hard Assets Fund

uncertainty to drive returns from this sub-sector higher. In March, agricultural commodities fell sharply on the final day of the month, as the Department of Agriculture Planting Intentions report showed a higher-than-anticipated figure for corn acreage to be planted. Agricultural markets continued to struggle during April, but were the best-performing commodity sub-sector in May; as concerns that dry weather in key growing regions could reduce crop yields drove prices higher. In June, corn prices dropped again, bringing total movement for the six months to a dramatic decline of 17.92%.

Fund Review
Energy Holdings
We continued to place a heavy emphasis on the energy sector during the first half of 2007, which proved prudent as the sub-sector was the greatest contributor to the Fund’s relative returns for the six-month period. Due primarily to appreciation, the Fund ended June with a 63.9% allocation to the sector compared to 51.6% at the end of December 2006.

Standouts for the period included two U.S. oil refiners—Valero Energy (2.3% of Fund net assets as of June 30) and Frontier Oil (1.5% of Fund net assets). Both of these companies saw their shares advance on improved refining margins and record profits. Frontier Oil also benefited from a particularly strong refining environment in the region in which it operates, its ability to process heavy crudes, and speculation that it may be a merger and acquisition target. We took some profits in Valero Energy during the period, though it remained one of the Fund’s top ten holdings at the end of June. Another strong performer for the Fund as well as another of the Fund’s top ten holdings was U.S. energy services company McDermott International (2.6% of Fund net assets). McDermott International’s shares rose on better-than-expected earnings, ongoing strength in infrastructure-related companies and higher crude oil prices. During the period, we eliminated the Fund’s position in U.S. oilfield services company Baker Hughes, taking profits after its shares advanced on stronger-than-expected earnings.

Performance detractors included U.S. oil and gas exploration and production company Delta Petroleum (0.6% of Fund net assets), whose stock dropped due primarily to weak corporate earnings. A secondary offering by Delta Petroleum, i.e. the sale of a large block of outstanding stock previously issued to the public, also weighed on its shares during the period. Positions in U.S. oil and gas producer Newfield Exploration (2.2% of Fund net assets) and U.S. energy services giant Halliburton (eliminated during the period) also disappointed.

Precious Metals Holdings
Three key stock selection strategies buoyed the Fund’s results within the gold sector. First, our management team attempted to position the Fund’s precious metal holdings to take advantage of robust merger and acquisition activity by monitoring relative valuation and corporate strategies. Second was our constant search for attractively-priced small-cap or “junior” mining companies with development projects that have the potential to expand. Third, the Fund’s South African gold stocks struggled during the semi-annual period, but prudently, we reduced the Fund’s exposure to these stocks. This, combined with the negative returns generated by gold mining companies overall, resulted in a decrease in the Fund’s allocation to precious metals from 17.0% at the start of the year to 9.3% at June 30.

Top contributors to the Fund’s performance within precious metals included Australia’s Lihir Gold (1.8% of Fund net assets). Encouragingly, Lihir Gold undertook a major financial restructuring, raising nearly $1 billion in equity to pay down debt, close its hedge book and fund expansion at its world-class Lihir mine in Papua New Guinea. Lihir Gold raised this equity through a rights offering in which existing shareholders were offered shares at a 31.5% discount to markets. Canada’s Kinross Gold (1.6% of Fund net assets) and Silver Wheaton (0.3% of Fund net assets) struggled as precious metals prices weakened, but the Fund’s positioning in these stocks contributed positively to its relative results. Conversely, detractors from the Fund’s performance included Canada’s Goldcorp, Australia’s Newcrest Mining, and Canada’s Agnico-Eagle Mines (1.2%, 0.0% and 2.1% of Fund net assets, respectively). Goldcorp struggled during the first half of 2007 following a stellar 2006. The company had to deal with some protests at a development property in Mexico as well as volatility in gold bullion prices. Also, the market was still digesting its merger with

Global Hard Assets Fund

the U.S.’ Glamis Gold. Newcrest Mining, Australia’s biggest gold miner, saw its share price fall as it cut reserves estimates at its Telfer Mine in Australia. Telfer is a large mine that has been plagued for some time now by start-up problems, so the reserve adjustment came as more unwelcome news. Agnico-Eagle Mines saw its shares decline after it launched a bid for fellow Canadian Cumberland Resources at a 25.1% premium to market.

Industrial Metals Holdings
Industrial metals was the second-strongest contributor to the Fund’s performance for the six months, with steel companies playing a leading role. Indeed, the three top-contributing Fund holdings among industrial metals came from the steel industry. These included U.S.-based AK Steel (eliminated during the period), whose shares rose on news of the settlement of a strike at its largest mill, continued operational improvement, rebounding steel prices and robust merger and acquisition activity within the steel sector. Also benefiting from positive trends in the sub-sector and contributing to returns were Brazil-based Cia Vale do Rio Doce (CVRD) and the Netherlands’ Arcelor Mittal Steel (1.4% and 1.4% of Fund net assets, respectively). During the period, we eliminated the Fund’s position in AK Steel and reduced its position in Arcelor Mittal, in each case taking profits. In so doing, we reduced the Fund’s exposure to industrial metals overall from just under 14.1% at yearend 2006 to 6.8% at June 30, 2007.

Of course, not all industrial metals stocks performed well. Detracting from the Fund’s relative results during the period were Canada’s SXR Uranium One (0.9% of Fund net assets), whose shares fell on lower spot uranium prices and questions over a recent company acquisition. Positions in the U.K.’s Xstrata and Canada’s Miramar Mining (0.0% and 0.3% of Fund net assets, respectively) also hurt the Fund’s first-half performance.

Paper and Forest Product Holdings
The Fund’s position in paper and forest products increased slightly over the six months, though it remained a small allocation within the portfolio. The Fund started the year with a 0.9% allocation, and by the end of June the Fund’s exposure stood at 1.3%. Canada’s Timberwest Forest (0.2% of Fund net assets) was the top contributor to the Fund from this sub-sector. However, U.S. pulp and paper producer Mercer International (0.3% of Fund net assets), which was the Fund’s top performer from this sub-sector in 2006, struggled in the first half of 2007 as higher fiber costs weakened its corporate earnings.

Real Estate Holdings
The real estate sector was not a primary focus for the Fund during the first half of 2007. At the end of December 2006, the Fund had an exposure to real estate of 0.3% compared to 0.1% at the end of June 2007. We continue to feel that on an absolute basis, real estate securities can offer excellent defensive diversification benefits. On a relative basis, however, we have found more attractive investment opportunities elsewhere in the hard assets spectrum. That said, the Fund’s holding in Hong Kong-based Sun Hung Kai Properties (eliminated during the period) contributed modestly but positively to its relative results, bolstered by steady pricing and strong volumes in the Hong Kong housing market.

Other Holdings
While the Fund focuses its investments on hard assets companies, it does have the option to invest a portion of its assets in other natural resource categories, such as agriculture. During the first half of 2007, such investments proved somewhat volatile. For example, shares of U.S. agricultural products giant Archer-Daniels-Midland (0.3% of Fund net assets) performed well through most of April. At that point, though, the company’s earnings weakened as did its stock price. Investors began to question the potential profitability of ADM’s ethanol business given weakening profit margins as corn prices rallied and given expectations of excess ethanol supply as additional capacity came on line. We trimmed the Fund’s position in ADM by the end of the period.

* * *

Global Hard Assets Fund offers a diversified approach to natural resource investing and has the ability to search out the most attractive opportunities from around the globe. Even though most hard assets commodities and corresponding equity sectors were facing challenges as the semi-annual period drew to a close—crude oil and related stocks being notable exceptions—we believe there is still good value to be found in select hard asset equities, and the asset class overall remains compelling. At

Global Hard Assets Fund

this writing, we are particularly constructive in our view for platinum companies, as we believe the metal’s unique demand base, driven by emissions legislation, provides a strong support platform. Two other themes central to our constructive view of the asset class are deficiencies in or lack of infrastructure, particularly in coal, and the move to Master Limited Partnerships, especially by exploration and production energy companies. We continue to believe that investments like Global Hard Assets Fund can be a vital component of a globally diversified investment portfolio.

You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk.

We appreciate your continued investment in Van Eck Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

	Derek S. van Eck	Charles T. Cameron
	Investment Team Member	Investment Team Member

	Joseph M. Foster	Samuel R. Halpert
	Investment Team Member	Investment Team Member

	Geoffrey R. King	Gregory F. Krenzer
	Investment Team Member	Investment Team Member

July 25, 2007	Charl P. de M. Malan	Shawn Reynolds
	Investment Team Member	Investment Team Member

Global Hard Assets Fund

All reference to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The S&P GSSI Natural Resources Index (SPGSSINR) includes mining, energy, paper and forest products, and plantation-owning companies.

[2]	The CRB/Reuters Futures Prices (CRB) Index is an equal-weighted geometric average of commodity price levels relative to the base year average price.

[3]	The S&P (Standard & Poor’s) 500 Index is calculated with dividends reinvested. The Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

[4]	The U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.

PERFORMANCE RECORD AS OF 6/30/07 (unaudited)
Average Annual	After Maximum	Before Sales
Total Return	Sales Charge*	Charge
A shares—
Year to Date	15.05%	22.06%
1 year	22.63%	30.11%
5 year	26.95%	28.46%
10 year	12.54%	13.20%
Life (since 11/2/94)	15.37%	15.91%
C shares—
Year to Date	20.60%	21.60%
1 year	28.11%	29.11%
5 year	27.41%	27.41%
10 year	12.43%	12.43%
Life (since 11/2/94)	15.30%	15.30%
I shares—
Year to Date	n/a	22.26%
1 year	n/a	30.64%
Life (since 5/1/06)	n/a	19.39%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

*	A Shares: maximum sales charge is 5.75% C Shares: 1.00% redemption charge, first year I Shares: no sales or redemption charges

Global Hard Assets Fund

Sector Breakdown**
as of June 30, 2007 (unaudited)

Energy	63.9%
Precious Metals	9.3%
Industrial Metals	6.8%
Chemicals	4.0%
Paper and Forest Products	1.3%
Capital Goods	0.8%
Consumer Goods	0.8%
Consumer Durables	0.3%
Agriculture	0.3%
Real Estate	0.1%
Exchange-Traded Funds	0.8%
Repurchase Agreement	11.6%

*	Percentage of net assets.
**	Percentage of investments.
Portfolio is subject to change.

Global Hard Assets Fund
Top Ten Equity Holdings as of June 30, 2007* (unaudited)

Transocean, Inc.
(U.S., 3.4%)
Transocean provides offshore contract drilling services for oil and gas wells. The Houston-based company contracts drilling rigs, related equipment and work crews that focus on deepwater and harsh environment drilling services in the U.S., the UK, Brazil, India and elsewhere.

Devon Energy Corp.
(U.S., 2.9%)
Devon Energy is an independent energy company involved in oil and gas property acquisition, exploration and production. The company operates in the Permian Basin and the Rocky Mountains, in the Gulf Coast area and offshore Gulf of Mexico, in the Western Canada Sedimentary Basin in Alberta and British Columbia and in Azerbaijan and Brazil.

Occidental Petroleum Corp.
(U.S., 2.8%)
Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, including chlorine, caustic soda, polyvinyl chloride, vinyl chloride monomer and ethylene dichloride as well as specialty chemicals. Occidental also has an interest in petrochemicals.

McDermott International, Inc.
(U.S., 2.6%)
McDermott International is a worldwide energy services company. The company and its subsidiaries provide engineering, fabrication, installation, procurement, research, manufacturing, environmental systems, project management and facility management services to a variety of customers in the energy and power industries, including the U.S. Department of Energy.

Hess Corp.
(U.S., 2.6%)
Hess and its subsidiaries explore for, produce, purchase, transport and sell crude oil and natural gas. The company also manufactures, purchases, transports and markets refined petroleum products. Hess’ exploration and production activities are located primarily in the United States, United Kingdom, Norway and Gabon.

ExxonMobil Corp.
(U.S., 2.5%)
ExxonMobil operates petroleum and petrochemicals businesses on a worldwide basis. The company’s operations include exploration and production of oil and gas, electric power generation and coal and minerals operations. ExxonMobil also manufactures and markets fuels, lubricants and chemicals.

Valero Energy Corp.
(U.S., 2.3%)
Valero Energy is the largest refiner in North America and has an extensive refining system with a throughput capacity of approximately 3.3 million barrels per day. The company’s geographically diverse refining network stretches from Canada to the U.S. Gulf Coast and West Coast to the Caribbean.

Celanese Corp.
(U.S., 2.3%)
Celanese is a global industrial chemicals company. Its business involves processing chemical raw materials, such as ethylene and propylene, and natural products, including natural gas and wood pulp, into chemicals and chemical-based products.

Apache Corp.
(U.S., 2.3%)
Apache explores for and produces natural gas, crude oil and natural gas liquids. The company has operations in North America, Egypt, Western Australia, Poland and the People’s Republic of China.

XTO Energy, Inc.
(U.S., 2.2%)
XTO Energy is a natural gas producer that acquires, exploits and develops long-lived oil and gas properties. The company’s properties are all located in the United States, concentrated in Texas, Oklahoma, Kansas, New Mexico, Colorado, Arkansas, Wyoming, Louisiana and Alaska.

* Portfolio is subject to change.
  Company descriptions courtesy of Bloomberg. com.

Global Hard Assets Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 to June 30, 2007.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	January 1, 2007-
		January 1, 2007	June 30, 2007	June 30, 2007
Class A	Actual	$1,000.00	$1,220.60	$ 7.87
	Hypothetical**	$1,000.00	$1,017.75	$ 7.15
Class C	Actual	$1,000.00	$1,216.00	$12.14
	Hypothetical**	$1,000.00	$1,013.84	$11.03
Class I	Actual	$1,000.00	$1,222.60	$ 5.84
	Hypothetical**	$1,000.00	$1,019.54	$ 5.31

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2007) of 1.43% on Class A Shares, 2.21% on Class C Shares and 1.06% on Class I Shares, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period)
**	Assumes annual return of 5% before expenses.

International Investors Gold Fund

Dear Shareholder:

We are pleased to report that Van Eck International Investors Gold Fund produced a total return of 2.13% (Class A shares, excluding sales charge) for the six months ended June 30, 2007. Due primarily to effective anticipation of gold industry trends and strong individual stock selection, the Fund significantly outperformed its benchmarks, the Philadelphia Stock Exchange Gold and Silver (XAU) Index,1 which returned –3.97%, and the Amex Gold Miners (GDM) Index2, which returned –4.72%, for the same period. The Fund lagged the general equity market, as measured by the 6.96% gain in the S&P 500 Index.3 Still, it is worth noting that gold-related assets have outperformed more traditional financial markets in five of the last six calendar years.

For the six-month period, gold bullion prices advanced $12.95 per ounce, or 2.03%, to close on June 30, 2007 at $649.65 per ounce. It was, however, a volatile advance, as the gold market weathered two sharp declines in 2007 to date. The first came in early January when gold registered its low for the period of $602 per ounce. Metals markets in general, led by copper, suffered a correction. The second was in late February when the global equity markets experienced a sell-off sparked by a sharp drop in Chinese stocks. After each decline, gold bullion prices rallied back to nearly test the $700 per ounce level.

Market and Economic Review
While advancing modestly for the semi-annual period, the gold market essentially moved sideways in the first half of the year, with gold bullion prices spending most of the time in a range between $640 and $690 per ounce. The value of the U.S. dollar was the main driver of the gold bullion price, as the U.S. Dollar Index (DXY)4 started to decline in January. Gold bullion prices peaked at $694 per ounce in late April at the same time the DXY was making two-year lows. Pressure on the U.S. dollar came from many fronts. These included: 1) weak economic indicators; 2) ongoing problems in the housing sector; 3) speculation regarding the potential for Federal Reserve Board (the Fed) interest rate cuts; 4) expectations for higher euro rates; and 5) evidence of diversification away from the dollar by a number of central banks around the world. Since posting its lows, the DXY rebounded somewhat, and gold bullion traded off to the $650 per ounce level.

Supply/demand fundamentals were also favorable to gold bullion prices during the first half of the year. Mine supply continued to stagnate, with new production offset by declines in aging operations. Also, European central bank sales totaled only around 300 tonnes since the start of the banks’ September fiscal year. This suggests the banks will not meet their 500 tonne limit. Supply was constrained further by some unanticipated de-hedging by Barrick Gold, Lihir Gold and Compania de Minas Buenaventura (3.4%, 5.3% and 0.0% of Fund net assets, respectively). Conversely, fabrication demand, primarily for jewelry, rebounded during the first half of 2007 following a weak 2006. It appeared that buyers in India, Asia and the Middle East had become accustomed to gold bullion prices above $600 per ounce. On the investment demand side, gold bullion exchange-traded funds (ETFs) have perhaps become the most transparent measure, and positive ETF flows clearly helped gold prices move to their highs for the year to date. As the first half of the year ended, the gold market came under some pressure, mainly from the anticipation of seasonal weakness due to a lack of both investment and fabrication demand during the summer months. Also, the Swiss National Bank announced plans in June to sell 250 tonnes of gold before the end of 2009. While these sales are largely opportunistic, as the value of Swiss gold has grown enough to warrant portfolio rebalancing, this development helped push gold bullion prices lower for the month.

Gold equities overall did not keep pace with the precious metal during the first half of the year. Over the past several years, mine operating and capital costs have escalated. Booming economies in India, Asia and the Middle East—combined with sustained growth in western economies—have created unprecedented demand for metals, energy and manpower. While the gold bullion price has more than doubled from its cycle lows, higher costs for steel, chemicals, equipment and labor have resulted in a subdued profit outlook for many of the gold producers. As these companies revised their cost and capital expenditure requirements early in the year, the market had to come to grips with their higher cost estimates. As a result, share prices overall suffered during the first half of the year. As with any industry, some companies have been

International Investors Gold Fund

having a tougher time of controlling costs than others. Unfortunately, the worst performers garner the most attention, which reflects negatively on the entire industry. Fortunately, an actively managed gold fund has the opportunity to mitigate such circumstances. Plus, if past patterns repeat, for which there is naturally no guarantee, gold shares should show better relative performance during the second half of 2007.

Fund Review
A number of stock selection strategies enabled the Fund to achieve superior performance during the semi-annual period. First, our management team attempted to position the Fund to take advantage of robust merger and acquisition activity by monitoring relative valuation and corporate strategies. Indeed, four of the Fund’s holdings were targets of takeovers during the period. On February 14, Canada’s Agnico-Eagle Mines (8.5% of Fund net assets as of June 30) launched a bid for fellow Canadian Cumberland Resources at a 25.1% premium to market. Agnico-Eagles Mines returned –11.2% for the six months ended June 30, and Cumberland Resources gained 17.9% year-to-date through its May 8 acquisition. On February 19, a bid for Canada’s Wolfden Resources was launched by Australian zinc company Zinifex at a 26.9% premium to market. Zinifex advanced 14.9% for the six months ended June 30, and Wolfden Resources had a 22.1% year-to-date gain as of February 20 when the Fund sold its entire position in the stock. In fact, as a result of these takeovers, the Fund had 0.0% of its net assets in Cumberland Resources, Wolfden Resources and Zinifex as of June 30.

On June 28, Canadian gold producer Yamana Gold (eliminated during the period) announced its intentions to pursue a three-way merger with fellow Canadian gold producers Northern Orion Resources (1.0% of Fund net assets) at a 28.4% premium to market and Meridian Gold (3.9% of Fund net assets) at a 24.8% premium to market. Shares of these three companies returned –15.0%, +57.2% and –1.3%, respectively, for the six months ended June 30. While the deal with Northern Orion Resources is friendly, as of this writing, Meridian Gold had not yet responded to the Yamana Gold offer.

Another key strategy we carried out was our constant search for attractively-priced small-cap or “junior” mining companies with development projects that have the potential to expand. At the end of June 2007, approximately 32% of the Fund’s net assets were invested in these small-cap companies, some of which produced strong semi-annual returns. Indeed, much of the wealth generated in the precious metals mining sector historically comes from the bottom up, as many junior companies with capable managements and good properties are able to advance to production or entice a larger company to buy them out. During the first half of 2007, in addition to the three acquisition targets mentioned above (i.e. Northern Orion Resources, Cumberland Resources and Wolfden Resources), several other juniors generated solid gains as well. For example, Canada’s Aquiline Resources (1.9% of Fund net assets) prevailed in its Vancouver court battle to win the rights to the world-class Navidad silver project in Argentina. Canada’s Minefinders (1.1% of Fund net assets) moved toward the start-up of its Delores mine in Mexico, and Canada’s Silvercorp Metals (2.0% of Fund net assets) received government approval to repatriate profits form its Ying silver mine in China. Shares of these three companies advanced 63.7%, 30.3% and 15.6%, respectively, during the six months ended June 30. While most of the junior mining companies in the Fund’s portfolio posted positive returns, a number lagged. Canada’s New Gold (1.5% of Fund net assets) came under pressure from a large capital raise to develop its Afton copper-gold project in British Columbia. Canada’s Northgate Minerals (0.8% of Fund net assets) experienced a delay in getting permits for its Kerness North copper-gold project, also in British Columbia. Finally, the U.S.’ Royal Gold (0.5% of Fund net assets) is going through a transition as production continued to decline from its key royalty property in Nevada. For the six months ended June 30, shares of these three companies declined 13.5%, 17.6% and 33.7%, respectively.

The Fund’s investment strategy in South African precious metals stocks produced mixed results. South African gold stocks struggled during the semi-annual period, with shares of Gold Fields (1.9% of

International Investors Gold Fund

Fund net assets) and AngloGold Ashanti (0.7% of Fund net assets) down 17.8% and 19.3%, respectively. Several factors contributed to these companies’ poor performance. First, these companies’ mines have been under rising cost pressures. Second, wage negotiations have been under way that may well cause labor costs to escalate during the second half of the year. Third, both Gold Fields and AngloGold Ashanti have major shareholders who reportedly have intentions to sell. Prudently, based on these and other issues, we reduced the Fund’s exposure to South African gold stocks. At the end of June 2007, the Fund’s allocation to South African gold stocks stood at 2.6% of total net assets—probably its lowest allocation at any time in the Fund’s history.

Offsetting these South African gold stocks was the stellar performance of several South African platinum stocks. As of June 30, 2007, these stocks comprised approximately 5.0% of Fund net assets (including U.K.-listed Lonmin). Shares of Anglo Platinum (1.2% of Fund net assets) and Lonmin (2.2% of Fund net assets) gained 39.2% and 38.4% for the semi-annual period, respectively, as platinum prices increased 12.0% for the six months thanks to strong supply/demand fundamentals. Seventy-seven percent of platinum and 85% of palladium produced in 2006 was used in catalytic converters for engines or other industrial uses. Technically, platinum and palladium are precious metals; however their uses are mainly industrial and their prices are prone to the same economic cycles as other industrial metals such as copper, nickel or iron ore. Unlike gold or silver, platinum and palladium do not carry the allure of a currency alternative and store of wealth. These precious metals also have limited liquidity and are not as universally recognized. For these reasons and more, platinum stocks have not played a central role in the Fund’s portfolio but do buoy its broad diversification within the sector.

* * *

Since reaching 20-year price highs in May 2006, the gold market has been experiencing a period of sideways consolidation that is now entering its second year. During this time, Fed rate policies have been on hold, the global economy has been ticking along, and several U.S. and international stock markets moved to record highs. Appetite for risk has been high, and investors have been largely complacent. This is not an environment that is favorable to gold. Rather, gold often acts as a hedge against financial stress. Fortunately, gold has also served as a currency hedge, and the persistent weakness of the U.S. dollar has underpinned the gold bullion price over the past year or so. Looking at the last super-cycle of the 1970s, gold spent 20 months in a mid-cycle consolidation from January 1975 to August 1976.

A couple of market events during the semi-annual period suggest to us that stress may be creeping back into the financial landscape. The first was the contagion resulting from the sharp sell-off in the Chinese stock market in late February. This sell-off brought home the fact that events in China can have a worldwide impact and demonstrated how intertwined markets have indeed become. The correction proved to be brief, and major stock market indices moved on to reach record highs in April. In our view, the fuel that enabled markets to quickly move higher was the abundance of liquidity derived from debt that has been made available to high-powered money. Hedge fund assets totaled well over $1 trillion at the end of June, but through leverage, they controlled investments that multiply their notional value many times. Easy money for private equity funds has fueled a leveraged buyout (LBO) binge. LBOs totaled nearly $400 billion in 2006—far above the last cycle high of nearly $100 billion in 1988. Deals in 2007 already totaled $300 billion in 2007 through June 27. Most LBOs are for public companies whose shareholders are cashed out, enabling them to add more fuel to the market. Dollars have been piling up in foreign bank vaults for years. Now, governments in Asia, the Middle East and elsewhere are establishing sovereign funds to invest abroad. The Chinese have already allocated $300 billion to such a fund, and one of their first investments was the Initial Public Offering of Blackstone Group in June. Blackstone was the first private equity firm to go public in the U.S. Private equity funds as well as hedge funds are now tapping into the public markets, raising money that can be further leveraged. This is reminiscent of the late 1990s technology boom, when larger technology companies accumulated stock portfolios of fledgling companies,

International Investors Gold Fund

and technology holding companies raised funds to invest in the technology sector—a self-perpetuating cycle that was destined to end badly.

The second hint of financial stress was the bond sell-off in June, which caused 10-year Treasury yields to break their twenty-year downward trend. While no one quite knows what triggered the sell-off, possibilities include: 1) a shift away from expectations for a Fed interest rate cut; 2) inflation fears; 3) foreign central banks diversifying away from U.S. dollars; and/or 4) technical selling. Why is this of interest to the gold market? Because gold historically favors a low interest rate environment, as such an environment makes gold competitive with interest-bearing investments. Gold also historically favors declining rates if they make the U.S. dollar less attractive globally. Indeed, these factors have been fundamental to this gold bull market.

While the Fed may not cut interest rates this year, a rate increase is even more unlikely given the ongoing and major risk to economic growth from the housing sector. Unlike the relatively quick response of the stock market, the collapse of a housing bubble is measured in years to account for the process of rate adjustments, delinquencies and foreclosures. According to The New York Times, during the next five years some $1 trillion in adjustable-rate mortgages will reset to higher rates. Bloomberg reports that overdue mortgage payments rose to a record level in the first quarter of 2007, while subprime loan foreclosures were at a five-year high. Surprisingly, the biggest share of foreclosures was in the midwestern U.S. states of Ohio, Indiana and Michigan, rather than the coastal states most associated with the housing bubble. So far, it is the entry level of the market that has felt much of the pain. However, it is a first-time homebuyer in the exurbs that ultimately enables someone up the chain to buy a McMansion in the suburbs. Thus, in our view, the collapse of the subprime market combined with tighter lending standards could work to stifle the entire housing market in the coming years—and may eventually encourage the Fed to cut interest rates.

At the same time, rising interest rates are generally negative for the gold market—unless they are accompanied by inflationary pressures that have gotten out of control. So far, inflation has not played a pivotal role in this gold bull market. High productivity and international competition have served to keep general price inflation in check. However, several recent developments suggest the era of low inflation could be ending. Higher energy costs appear to be here to stay, as crude oil seems to have established a $60 to $75 per barrel range over the past two years. Also, the push to increase corn-based ethanol production in the U.S. has raised the cost structure of the entire food chain. While policy makers prefer to look at inflation excluding food and energy, i.e. core inflation, over what is known as overall or headline inflation, most consumers have a much different perspective. In the emerging world, a higher proportion of income is spent on food and energy even than in the U.S. This may create a new source of wage pressure for the world’s manufacturing base that could, in turn, result in higher import prices across many products. The potential for inflation is greater now, in our view, than at any time in the past twenty years. That said, many governments outside of the U.S. have been slowly raising interest rates to keep it contained. So long as the authorities are perceived to be working to contain inflationary pressures, gold will probably not react to it. However, if investors sense that central banks are behind the inflation curve, many may well turn to gold as a hedge against inflation. We do not believe inflation will drive gold prices higher in the near term, but it is an area that increasingly merits attention. Catalysts that may increase inflation expectations include another energy shock, protectionist trade policies or widespread labor unrest.

So, as we re-examine the potential drivers of the June spike in 10-year Treasury rates—we do not believe the Fed will increase interest rates or that inflation is yet a threat. Governments have been diversifying away from U.S. dollars for some time now, and they have done so without market disruptions. That leads us to conclude that the shift in rates was mainly technical in nature. The U.S. Treasury yield curve has been flat to inverted for several years, and risk premiums have been at historic lows. A reversion to a more normal upward-sloping yield curve may be expected to recur through higher long-term rates and widening credit spreads. This steepening yield curve, in turn, might choke off the liquidity that has been

International Investors Gold Fund

driving the economy for some time now—a favorable scenario for gold in which the Fed must ease and the U.S. dollar falls further.

You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk.

We appreciate your continued investment in Van Eck International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future.

Joseph M. Foster	Charl P. de M. Malan
Investment Team Member	Investment Team Member
July 17, 2007

All reference to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The Philadelphia Stock Exchange Gold and Silver (XAU) Index is calculated with dividends reinvested. The Index is composed of the common stocks of the leading companies involved in gold and silver mining.

[2]	The Amex Gold Miners (GDM) Index is is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in mining for gold and silver. The American Stock Exchange (Amex) owns, calculates and maintains GDM. Van Eck Associates Corporation has an exclusive license to use GDM for ETFs, and a revenue sharing agreement with the Amex for derivative products with respect to licensing fees based on the GDM.

[3]	The Standard & Poor’s (S&P) 500 Index is calculated with dividends reinvested. The Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

[4]	The U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.

International Investors Gold Fund

PERFORMANCE RECORD AS OF 6/30/07 (unaudited)
Average Annual	After Maximum	Before Sales
Total Return	Sales Charge*	Charge
A shares—
Year to Date	(3.75)%	2.13%
1 year	7.18%	13.72%
5 year	22.89%	24.36%
10 year	10.43%	11.09%
Life (since 2/10/56)	10.58%	10.71%
C shares—
Year to Date	0.73%	1.73%
1 Year	11.92%	12.92%
Life (since 10/3/03)	24.53%	24.53%
I shares—
Year to Date	n/a	2.43%
Life (since 10/2/06)	n/a	19.31%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

*	A Shares: maximum sales charge is 5.75% C Shares: 1.00% redemption charge, first year I Shares: no sales or redemption charges

International Investors Gold Fund

Geographical Weightings*
as of June 30, 2007
(unaudited)

Sector Breakdown**
as of June 30, 2007 (unaudited)

Gold	79.4%
Silver	7.4%
Platinum	4.8%
Copper	1.0%
Short-Term Obligations	6.4%
Corporate Note.	1.0%

*   Percentage of net assets.
**  Percentage of investments.
     Portfolio is subject to change.

International Investors Gold Fund
Top Ten Equity Holdings as of June 30, 2007* (unaudited)

Agnico-Eagle Mines Ltd.
(Canada, 8.5%)
Agnico-Eagle Mines is a gold producer with operations primarily in Quebec, Canada. The company also conducts exploration and development activities in Ontario, Canada and Nevada in the United States. Agnico-Eagle’s gold production is primarily from underground mining operations.

Kinross Gold Corp.
Canada, 6.0%)
Kinross Gold is involved in the exploration, development and production of gold in countries around the world. The company currently has operations in Canada, the United States, Central America, South America, Africa, Australia and the Russian Far East.

Goldcorp, Inc.
(Canada, 5.5%)
Goldcorp is a North American gold producer. The company owns a gold mine located in the U.S.’ South Dakota and has industrial mineral operations in Saskatchewan, Canada. Goldcorp also owns the Red Lake Mine in Ontario, Canada, considered the richest grade gold mine in the world.

Lihir Gold Ltd.
(Australia, 5.3%)
Lihir Gold explores for and develops gold at the open pit Lihir Project on Lihir Island in the New Ireland Province of Papua New Guinea. The company’s exploration projects include Minifie and Lienetz. In addition, the company explores for oxide and sulphide ores.

Randgold Resources Ltd.
(United Kingdom, 4.7%)
Randgold explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing underperforming gold mines as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. The group has interests in Cote d’Ivoire, Mali, Tanzania and Senegal.

Meridian Gold, Inc.
(Canada, 3.9%)
Meridian Gold is a gold production and exploration company operating in the United States and Chile.

Barrick Gold Corp.
(Canada, 3.4%)
Barrick Gold Corporation is an international gold company with operating mines and development projects in the United States, Canada, South America, Australia and Africa.

Newcrest Mining Ltd.
(Australia, 2.9%)
Newcrest Mining is a gold mining, exploration and production company. The company’s exploration projects include Telfer and Boddington, which are located in Western Australia. The company also is developing and exploring at the Cadia Hill and Ridgeway projects in New South Wales and the Gosowong project in Indonesia.

Gammon Gold, Inc.
(formerly Gammon Lake Resources)
(Canada, 2.3%)
Gammon Gold acquires, explores and develops mineral properties. The company currently holds interests in gold properties located in Nova Scotia, Canada and gold and silver properties located in Mexico.

Lonmin PLC
(United Kingdom, 2.2%)
Lonmin is a mineral resources group. The group produces platinum and other platinum group metals such as palladium and rhodium. The company’s operations are located in the district of Marikana, near Rustenberg, in the North West Province of South Africa.

* Portfolio is subject to change.
  Company descriptions courtesy of Bloomberg. com.

International Investors Gold Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 to June 30, 2007.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	January 1, 2007-
		January 1, 2007	June 30, 2007	June 30, 2007
Class A	Actual	$1,000.00	$1,021.30	$7.42
	Hypothetical**	$1,000.00	$1,017.46	$7.40
Class C	Actual	$1,000.00	$1,017.30	$11.20
	Hypothetical**	$1,000.00	$1,013.69	$11.18
Class I	Actual	$1,000.00	$1,024.30	$5.42
	Hypothetical**	$1,000.00	$1,019.44	$5.41

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2007) of 1.48% on Class A Shares, 2.24% on Class C Shares and 1.08% on Class I Shares, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

Mid Cap Value Fund

Dear Shareholder:

Van Eck Mid Cap Value Fund produced a total return of 8.02% (Class A shares, excluding sales charge) for the six months ended June 30, 2007. In comparison, mid-cap stocks in general returned 9.90%, as measured by the Russell Midcap Index.1

Market and Economic Review
During the semi-annual period, mid-capitalization stocks showed the strongest relative performance. Large-capitalization stocks and small-capitalization stocks followed. In sharp contrast to the prior fiscal period, however, the market strongly favored the growth style over the value style of investing across all capitalization sectors during the six months ended June 30, 2007.

The U.S. stock market began 2007 by extending the 2006 rally, driven higher by lower oil prices, benign inflation, positive economic growth and solid earnings reports. The market temporarily corrected downward on the heels of a 10% correction in the Chinese stock market in late February. However, cooler heads soon prevailed, as stocks recovered that loss and pursued new highs. Calming words from the Federal Reserve Board (the Fed) in the aftermath of the decline, followed by a perceived favorable shift in Fed policy on interest rates, coaxed U.S. investors back into stocks late in March, resulting in a small gain for the first quarter. At the same time, serious credit issues surfaced, as the sub-prime mortgage market was hit with dramatically higher delinquencies and defaults.

Credit worries continued into the second quarter, as the market considered whether consumer credit problems might become evident farther up the credit quality scale in more conventional mortgages and consumer loans. Also during the second quarter, oil prices, which had touched a low of $51 per barrel in late January rose to more than $65 per barrel by the end of April and then broke the $70 per barrel milestone in June for the first time since August 2006. Interest rate volatility, a still-faltering housing market, and speculation as to when the Fed’s first interest rate cut will be also hung over the equity market during the second quarter. With all that and despite negative returns in June virtually across the equity market spectrum, the second quarter was strong. Indeed, several U.S. equity indices finished the second quarter with their best gains since the fourth quarter of 2003.

Fund Review
The Fund posted solid absolute gains during the semi-annual period. Relative to the Russell Midcap Index, security selection contributed most positively to the Fund’s performance, particularly within the utilities, basic materials, energy, health care and industrials sectors. Overweighted positions in utilities and health care also helped. Still, these benefits were not enough to offset the effects of sector allocation overall, which detracted. Underweighted positions in the basic materials, energy and industrials sectors and an overweighted position in financials hurt. Stock selection in financials, consumer discretionary, information technology and consumer staples also detracted.

From a stock-specific perspective, the strongest individual contributors to the Fund’s performance were steel producers United States Steel (1.4% of Fund net assets as of June 30) and Steel Dynamics (eliminated during the period) of the basic materials sector and electronics components company Avnet (0.8% of Fund net assets) of the industrial sector. The biggest detractors were sub-prime mortgage lender New Century Financial (eliminated during the period) of the real estate sector, business machines & office equipment firm Lexmark International (0.9% of Fund net assets) of the consumer cyclical sector and diversified real estate investment trust (REIT) Boston Properties (1.4% of Fund net assets).

We made a few changes to the Fund’s portfolio during the six-month period. Based on a combination of security performance, industry performance and the Fund’s proprietary quantitative security selection process, we increased the Fund’s exposure to information technology, utilities, consumer discretionary and consumer staples. We decreased the Fund’s weightings in industrials, financials and health care.

We also made several buys and sells during the semi-annual period using our quantitative security selection process, which focuses on a combination

Mid Cap Value Fund

of valuation and momentum factors. As such, securities held in the Fund are bought because the valuation criteria used, including earnings/price ratio, in conjunction with the stock’s price momentum factor, measured over a twelve-month period, make it a compelling investment over a twelve- to eighteen-month time horizon. Among the securities that fit the Fund’s purchase criteria during the period were oil refiner and distributor Frontier Oil and engine manufacturer Cummins (1.1% and 1.2% of Fund net assets, respectively). We looked to sell stocks that are relatively less attractive to hold based on their valuation and momentum factors. During the period, among the Fund positions we eliminated due to unattractive valuations and deteriorating price trends were consumer electronics retailer Circuit City Stores and New Century Financial. The share price of New Century Financial experienced losses due to difficulties in the sub-prime lending market.

As of June 30, 2007, the Fund was overweight relative to its benchmark index in the telecommunications services, consumer discretionary, utilities, information technology and health care sectors. At the end of the period, the Fund was moderately underweighted relative to the Russell Midcap Index in the energy, industrials and consumer staples sectors.

* * *

Mid Cap Value Fund is comprised of mid-cap stocks that we believe have an attractive combination of valuation and momentum characteristics. We employed a bottom-up, relative value-oriented, quantitative approach to selecting stocks, while seeking to achieve strong risk-adjusted returns. We will continue to utilize the Fund’s proprietary quantitative methodologies to select mid-capitalization stocks of companies that our model indicates are relatively undervalued and have strong operating characteristics. In our view, mid-cap stocks continue to be a particularly appealing asset class within the equity market, as they are often past the growing pain stage that many smaller companies go through but are not yet as widely recognized by the market as large-cap companies.

As the Fund invests in mid-cap companies, it is subject to certain risks associated with mid-cap companies. You can lose money by investing in the Fund. Any investment in the Fund should be considered part of an overall investment program, not a complete program. The Fund is subject to risks associated with investments in: equity securities in general, and mid-cap companies, in particular; value investing; foreign securities; inflation; debt securities including credit and interest rate risks and derivatives.

Please note that in June 2007 the Board of Directors of Van Eck Funds, Inc. approved a proposal to liquidate Van Eck Mid Cap Value Fund, subject to approval by the shareholders of the Fund. A meeting of the shareholders of the Fund is expected to be held in early December 2007 to approve the liquidation of the Fund. If approved, the liquidation of the Fund is expected to take place on or around December 13, 2007.

Effective June 22, 2007, the Fund was closed to new investments from new and existing shareholders. However, as an existing shareholder, you may continue to automatically reinvest dividends and capital gains. You may also exchange your investment in Van Eck Mid Cap Value Fund with an investment in any of the other Van Eck mutual funds at any time from now through the date of liquidation. For more information on the Van Eck mutual funds and to obtain a prospectus, please visit www.vaneck.com.

Mid Cap Value Fund

Victor Samoilovich	Daniel Glickman
Portfolio Manager	Portfolio Manager
New York Life Investment Management LLC (NYLIM)

July 16, 2007

All reference to Fund assets refer to Total Net Assets.

The index listed is an unmanaged index and does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. An index is not a security in which an investment can be made.

[1]	The Russell Midcap Index is calculated with dividends reinvested. The Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index.

PERFORMANCE RECORD AS OF 6/30/07 (unaudited)
Average Annual	After Maximum	Before Sales
Total Return	Sales Charge*	Charge
A shares—
Year to Date	1.81%	8.02%
1 year	9.98%	16.69%
5 year	10.74%	12.06%
Life (since 1/1/02)**	6.80%	7.95%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects current temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

*	A Shares: maximum sales charge is 5.75%

**	Effective June 1, 2003, New York Life Investment Management LLC (NYLIM) became investment sub-adviser to the Fund. Prior to January 1, 2002 (“inception date”), the Fund was managed with a different investment objective.

Mid Cap Value Fund

Sector Weightings*
as of June 30, 2007
(unaudited)

*	Percentage of net assets. Portfolio is subject to change.

Mid Cap Value Fund
Top Ten Equity Holdings as of June 30, 2007* (unaudited)

Edison International
(2.7%)
 Edison International, through its subsidiaries, develops, acquires, owns and operates electric power generation facilities worldwide. The company also provides capital and financial services for energy and infrastructure projects, as well as manages and sells real estate projects. Additionally, Edison provides integrated energy services, utility outsourcing and consumer products.

Sempra Energy
(1.9%)
 Sempra Energy is an energy services holding company with operations throughout the United States, Canada, Mexico and other countries in Latin America. The company, through its subsidiaries, provides a variety of value-added electric and natural gas products and services.

A.G. Edwards, Inc.
(1.8%)
 A.G. Edwards, through its subsidiaries, provides securities and commodities brokerage services. The company also offers asset management, insurance, trust, investment banking and other related financial services. A.G. Edwards markets its services to individual, corporate, government and institutional clients throughout the United States.

Mattel, Inc.
(1.8%)
Mattel designs, manufactures, and markets a broad variety of children’s products on a worldwide basis. The company sells its products to retailers and directly to consumers. Mattel’s products include Barbie fashion dolls, Fisher-Price infant and preschool products, Matchbox cars and Tyco electrical vehicles, among others.

Eaton Corp.
(1.7%)
 Eaton manufactures engineered products that serve industrial, vehicle, construction, commercial and aerospace markets. The company’s principal products include hydraulic products and fluid connectors, electrical power distribution and control equipment, truck drivetrain systems, engine components and a wide variety of controls.

KeyCorp
(1.6%)
 KeyCorp is a financial services holding company. The company provides investment management, retail and commercial banking, consumer finance and investment banking products and services. KeyCorp’s principal lines of business include corporate capital, consumer finance, community banking and capital partners.

Assurant, Inc.
(1.6%)
 Assurant provides specialized insurance and insurance-related products. The company offers individual and small employer group health insurance, group dental insurance, pre-funded funeral insurance, group disability and life insurance, creditor-placed homeowners insurance, manufactured housing homeowners insurance, debt protection administration, credit insurance and warranties.

PG&E Corp.
(1.6%)
 PG&E is an energy-based holding company that owns Pacific Gas and Electric Co., a combination natural gas and electric utility in the United States.

Host Hotels & Resorts, Inc.
(1.6%)
 Host Hotels & Resorts is a real estate company that owns or holds controlling interests in upscale and luxury full-service hotel lodging properties.

Xerox Corp.
(1.5%)
 Xerox develops, manufactures, markets, services and finances a range of document processing products and services for use in offices around the world. The company also, through subsidiaries, provides network management, consulting, design and integration services for medium and large companies

* Portfolio is subject to change.
  Company descriptions courtesy of Bloomberg.com.

Mid Cap Value Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 to June 30, 2007.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	January 1, 2007-
		January 1, 2007	June 30, 2007	June 30, 2007
Class A	Actual	$1,000.00	$1,080.20	$9.80
	Hypothetical**	$1,000.00	$1,015.37	$9.49

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2007) of 1.90%, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period)

**	Assumes annual return of 5% before expenses.

Emerging Markets Fund

Schedule of Investments

June 30, 2007 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 86.5%
Argentina: 1.9%
88,000	Inversiones y Representaciones
	S.A. (GDR)*	$1,628,000
10,500	Tenaris S.A. (ADR)	514,080
		2,142,080
Brazil: 8.3%
46,800	Anhanguera Educacional
	Participacoes SA*	655,054
110,000	BR Malls Participacoes SA*	1,431,312
85,400	Cremer S.A.*	1,009,394
158,142	Investimentos Itau S.A.	992,796
21,000	Petroleo Brasileiro S.A. (ADR)	2,546,670
110,000	Ultrapetrol (Bahamas) Ltd.*	2,607,000
		9,242,226
China/Hong Kong: 13.8%
1,460,000	Beijing Development* #	896,906
5,500,000	Century Sunshine Ecological #	908,353
2,244,000	China Green Holdings Ltd. #	2,054,802
2,358,000	GST Holdings Ltd. #	878,119
624,000	Harbin Power Equipment #	943,548
401,000	Lifestyle International Holdings Ltd. #	1,554,311
455,000	Proactive Technology Holdings Ltd.* #	969,558
4,752,000	PYI Corp. Ltd. #	2,219,285
2,065,000	Samson Holding Ltd.* #	1,070,250
4,680,000	SRE Group Ltd. #	1,812,947
1,730,000	Tian An China Investments Co. Ltd. #	1,217,682
1,600,000	Wasion Meters Group Ltd.	931,042
		15,456,803
India: 9.2%
110,000	Goetze India Ltd.*	529,259
85,000	Greaves Cotton Ltd. #	702,966
189,000	GVK Power & Infrastructure Ltd. #	2,251,608
124,000	Hirco PLC (GBP)* #	995,773
107,000	Panacea Biotec Ltd. #	1,123,469
60,000	Reliance Capital Ltd. #	1,606,317
17,924	TRF Ltd. #	377,603
495,000	Welspun-Gujarat Stahl Ltd. #	2,700,755
		10,287,750
Indonesia: 2.3%
1,763,000	Berlian Laju Tanker Tbk PT #	399,284
5,750,000	Mitra Adiperkasa Tbk PT #	547,669
550,000	Perusahaan Gas Negara PT #	575,918
1,030,000	Straits Asia Resources Ltd.* #	1,012,233
		2,535,104
Kazakhstan: 2.6%
16,100	Chagala Group Ltd. (GDR)*	173,075
30,000	Halyk Savings Bank Kazakhstan
	(GDR) REG S† #	1,112,748
74,000	KazMunaiGas Exploration
	(GDR) REG S†* #	1,630,356
		2,916,179
Malaysia: 5.3%
604,250	CB Industrial Product Holding #	972,905
1,739,100	Dreamgate Corp. BHD* #	883,983
720,350	KNM Group BHD #	2,884,432
1,081,000	Wah Seong Corp. #	1,165,134
		5,906,454
Mexico: 3.1%
18,000	America Movil S.A. de C.V. (ADR)	1,114,740
15,900	Fomento Economico Mexico S.A. (ADR)	625,188
385,000	Promotora Ambiental S.A. de C.V.*	1,069,098
150,000	Urbi Desarrollos Urbanos S.A. de C.V.*	690,748
		3,499,774
Panama: 1.1%
18,800	Copa Holdings S.A. (ADR)	1,264,112
Poland: 0.2%
63,000	Multimedia Polska S.A.* #	265,022
Russia: 5.2%
85,000	C.A.T. Oil AG* #	2,313,739
18,000	LUKOIL ( ADR)	1,380,600
17,500	OAO Gazprom (ADR) #	727,706
3,000	Vismpo-Avisma Corp. (USD)	909,000
850,000	World Trade Center Moscow (USD)*	488,750
		5,819,795
Singapore: 2.2%
1,150,000	Best World International Ltd. #	857,523
770,840	Sino-Environment Technology Group
	Ltd.* #	1,656,005
		2,513,528
South Africa: 5.8%
124,000	Bidvest Group Ltd.* #	2,515,464
329,600	FirstRand Ltd. #	1,047,739
49,000	Naspers Ltd.* #	1,258,926
100,000	Spar Group Ltd.* #	748,205
46,310	Sun International Ltd.* #	957,532
		6,527,866
South Korea: 14.2%
102,300	Finetec Corp. #	2,055,555
10,000	Hyundai Mobis #	948,725
83,160	Hyunjin Materials Co. Ltd. #	3,695,368
105,000	Inzi Controls Co. Ltd. #	925,377
64,085	SFA Engineering Corp. #	3,315,847
56,488	Solmics Co. Ltd.* #	916,556
25,000	SSCP Co. Ltd.* #	796,622
31,980	Taewoong Co. Ltd. #	2,005,263
115,000	Won Ik Quartz Corp. #	1,174,526
		15,833,839

See Notes to Financial Statements

Emerging Markets Fund

Schedule of Investments

June 30, 2007 (unaudited) (continued)

Number
of Shares		Value

Taiwan: 5.5%
401,723	Advantech Co. Ltd. #	$1,283,266
585,000	Awea Mechantronic Co. Ltd. #	1,488,591
71,248	Catcher Technology Co. Ltd. #	665,716
662,822	Gemtek Technology Corp. #	1,702,720
168,000	Hola Home Furnishings Co. Ltd.	163,573
47,000	MJC Probe, Inc.* #	196,993
38,955	Novatek Microelectronics Corp. Ltd.* #	203,529
100,000	Powertech Technology #	416,298
		6,120,686
Thailand: 1.8%
84,300	Banpu PCL #	660,319
1,878,240	Minor International PCL*	739,872
387,824	Minor International PCL Warrants
	(THB 6.00, expiring 3/29/08)*	83,687
871,000	Ticon Industrial Connection PCL
	(NVDR) #	542,455
		2,026,333
Turkey: 3.1%
275,000	Asya Katilim Bankasi AS* #	1,668,138
202,000	Tav Havalimanlari Holding A.S.*	1,769,905
		3,438,043
Ukraine: 0.9%
38,000	XXI Century Investments Public Ltd
	(GBP)* #	958,259
Total Common Stocks
(Cost: $67,508,449)		96,753,853
PREFERRED STOCKS: 4.1%
Brazil: 4.1%
100,494	Cia Vale do Rio Doce	3,758,757
56,100	Saraiva S.A. Livreiros Editores	857,932
Total Preferred Stocks
(Cost: $2,711,674)		4,616,689
	Principal
	Amount
REPURCHASE AGREEMENT: 12.9%
State Street Bank & Trust Co.
4.30% (dated 6/29/07, due 7/2/07,
repurchase price $14,482,188,
collateralized by $15,050,000
Federal National Mortgage
Association, 3.25%, due
02/15/09 with a value of
(Cost: $14,477,000)	$14,771,154	14,477,000
Total Investments: 103.5%
(Cost: $84,697,123)		115,847,542
Liabilities in excess of other assets: (3.5)%		(3,952,770)
NET ASSETS: 100.0%		$111,894,772

Glossary:
ADR	- American Depositary Receipt
BHD	- Malaysian Public Limited Company
GBP	- British Pound
GDR	- Global Depositary Receipt
NVDR	- Non-Voting Depository Receipt
THB	- Thai Baht
USD	- United States Dollar

†	REG S Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration.
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $73,436,898, which represented 65.6% of net assets.

Summary of Investments	% of
by Industry	Invesments	Value
Basic Materials	5.2%	$5,977,812
Communications	4.5	5,199,340
Consumer, Cyclical	10.6	12,315,403
Consumer, Non-cyclical	5.3	6,084,837
Diversified	3.8	4,405,166
Energy	8.4	9,754,015
Financial	13.1	15,111,415
Industrial	30.8	35,708,828
Technology	3.4	3,986,200
Utilities	2.4	2,827,526
Total Foreign Common
and Preferred Stocks	87.5	101,370,542
Repurchase Agreement	12.5	14,477,000

	100.0%	$115,847,542

See Notes to Financial Statements

Global Hard Assets Fund

Schedule of Investments

June 30, 2007 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 93.3%
Argentina: 0.1%
160,400	Trefoil Ltd. (NOK)* † #	$1,006,419
Australia: 3.9%
1,664,100	Iluka Resources Ltd. † #	8,673,543
5,376,000	Lihir Gold Ltd.* † #	13,797,442
97,000	Rio Tinto Ltd. † #	8,091,495
		30,562,480
Brazil: 2.2%
243,800	Cia Vale do Rio Doce (ADR)	10,861,290
52,500	Petroleo Brasileiro S.A. (ADR)	6,366,675
		17,227,965
Canada: 12.9%
438,000	Agnico-Eagle Mines Ltd. (USD) †	15,987,000
20,000	Agnico-Eagle Mines Ltd. (USD) Warrants
	($19.00, expiring 11/07/07)*	357,800
43,800	Alcan, Inc.	3,560,940
707,700	Brazilian Resources, Inc.* #	—
72,800	CIC Energy Corp.* R	1,144,708
30,000	FNX Mining Co., Inc.*	913,025
393,811	Goldcorp, Inc. (USD)	9,329,383
116,750	Killam Properties, Inc.*	1,013,788
886,700	Kinross Gold Corp. (USD)*	10,356,656
146,173	Kinross Gold Corp.*	1,700,147
575,000	Miramar Mining Corp.*	2,488,383
360,000	Northern Orion Resources, Inc.* R	2,051,349
301,500	Northern Orion Resources, Inc. Warrants
	(CAD 2.00, expiring 5/29/08)* R	1,183,074
688,900	OPTI Canada, Inc.*	14,693,084
58,800	Penn West Energy Trust †	1,966,164
109,100	Petrolifera Petroleum Ltd.*	1,745,330
571,050	Petrolifera Petroleum Ltd.* R	9,134,516
222,000	Silver Wheaton Corp.* †	2,623,778
11,400	Suncor Energy, Inc.	1,026,936
112,600	Suncor Energy, Inc. (USD)	10,124,992
278,900	SXR Uranium One, Inc.*	3,553,056
259,300	SXR Uranium One, Inc.* R	3,302,963
40,700	Timberwest Forest Corp.	687,726
59,000	Timberwest Forest Corp. R	996,949
		99,941,747
France: 1.9%
179,000	Total S.A. (ADR)	14,495,420
Indonesia: 0.0%
100,000	Medco Energi Internasional Tbk PT #	39,104
Netherlands: 1.4%
176,500	Arcelor Mittal (USD) †	11,013,600
Norway: 2.0%
735,500	SeaDrill Ltd.* #	15,778,502
South Africa: 0.4%
300,000	Exxaro Resources Ltd. #	2,815,614
United Kingdom: 2.3%
72,000	Lonmin PLC* #	5,780,148
530,000	Randgold Resources Ltd. (ADR)	11,760,700
		17,540,848
United States: 66.2%
790,300	Alpha Natural Resources, Inc.* †	16,430,337
198,988	American Commercial Lines, Inc.	5,183,637
103,700	Anadarko Petroleum Corp	5,391,363
215,800	Apache Corp.	17,607,122
76,300	Archer-Daniels-Midland Co.	2,524,767
276,700	Bois d’ Arc Energy, Inc.* †	4,712,201
467,100	Celanese Corp.	18,114,138
110,400	Complete Production Services, Inc.*	2,853,840
67,100	ConAgra Foods Inc.	1,802,306
553,600	Darling International, Inc.* †	5,059,904
240,900	Delta Petroleum Corp.* †	4,837,272
290,000	Devon Energy Corp.	22,704,100
157,000	Diamond Offshore Drilling, Inc. †	15,944,920
369,000	Ellora Oil & Gas, Inc.* # R	4,464,236
229,000	ExxonMobil Corp.	19,208,520
173,100	FMC Technologies, Inc.*	13,712,982
258,700	Frontier Oil Corp. ‡	11,323,299
205,900	GlobalSantaFe Corp.	14,876,275
336,500	Hess Corp.	19,840,040
226,300	Hexcel Corp.* †	4,768,141
78,700	Kaiser Aluminum Corp.* †	5,735,656
154,750	KGEN Power Corp.* # R	3,158,061
243,400	McDermott International, Inc.*	20,231,408
194,300	Mercer International, Inc.* †	1,981,860
301,000	Mirant Corp.*	12,837,650
223,000	Monsanto Co.	15,061,420
357,800	Nabors Industries Ltd.*	11,943,364
93,958	National Oilwell Varco, Inc.*	9,794,182
376,000	Newfield Exploration Co.*	17,126,800
247,000	NRG Energy, Inc.*	10,267,790
378,400	Occidental Petroleum Corp.	21,901,792
28,600	Oil States International, Inc.* †	1,182,324
216,000	Quicksilver Resources, Inc.* †	9,629,280
403,900	Range Resources Corp.	15,109,899
434,000	Reliant Energy, Inc.	11,696,300
175,800	Schlumberger Ltd.	14,932,452
360,800	Southwestern Energy Co.*	16,055,600
215,000	Sunoco, Inc.	17,131,200
104,900	Teton Energy Corp.*	545,480
253,000	TransOcean, Inc.*	26,812,940
153,000	Trinity Industries, Inc. †	6,661,620
247,400	Valero Energy Corp.	18,272,964
206,300	Weatherford International Ltd.*	11,396,012
85,800	Weyerhauser Co.	6,772,194
289,200	XTO Energy, Inc.	17,380,920
		514,978,568
Total Common Stocks
(Cost: $544,013,987)		725,400,267

See Notes to Financial Statements

Global Hard Assets Fund

Schedule of Investments

June 30, 2007 (unaudited) (continued)

Number
of Shares			Value

EXCHANGE TRADED FUND: 0.8%
	United States: 0.8%
304,000	PowerShares Global Water
	Portfolio ETF		$6,359,680
	(Cost: $5,499,213)
		Principal
		Amount

REPURCHASE AGREEMENT: 12.3%
State Street Bank & Trust Co.,
4.30% (dated 6/29/07, due
	7/2/07, repurchase price
$95,975,379, collateralized
by $99,710,000 Federal National
Mortgage Association, 3.25%,
due 2/15/09 with a value of
$97,862,573)
	(Cost: $95,941,000)	$95,941,000	95,941,000
Total Investments Before Collateral
for Securities Loaned: 106.4%
	(Cost: $645,454,200)		827,700,947

Short-Term Investment Held As
Collateral For Securities Loaned: 9.1%
State Street Navigator Securities
	Lending Prime Portfolio
	(Cost: $70,662,636)	70,662,636	70,662,636
Total Investments: 115.5%
	(Cost: $716,116,836)		898,363,583
Liabilities in excess of other assets: (15.5)%			(120,731,653)
NET ASSETS: 100.0%			$777,631,930

Number
of Contracts

COVERED OPTIONS WRITTEN:
	United States 0.0%
(567)	Frontier Oil Calls
	($ 45, expirin g 7/21/2007)*
	(Premiums Received: $103,427)		$(62,370)

Glossary:
ADR - American Depositary Receipt
CAD - Canadian Dollar
NOK - Norwegian Krone
USD - United States Dollar

*	Non-income producing
‡	Collateral for call options written.
†	Security fully or partially on loan. Total market value of securities on loan is $68,609,547
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $63,604,564, which represented 8.2% of net assets.
R	Security is exempt from registration under Rule 144A of the Securities Act of 1933, amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, these securities are considered liquid, unless otherwise noted, and the market value amounted to $25,435,856 or 3.3% of net assets.

See Notes to Financial Statements

Global Hard Assets Fund

Schedule of Investments

June 30, 2007 (unaudited) (continued)

Restricted securities held by the Fund are as follows:

	Acquisition	Number	Acquisition		% of
Security	Date	of Shares	Cost	Value	of Net Assets
CIC Energy Corp.	2/8/07	72,800	$922,687	$1,144,708	0.1%
Ellora Oil & Gas, Inc. (a)	6/30/06	369,000	4,428,000	4,464,236	0.6
KGEN Power Corp. (a)	12/19/06	154,750	2,166,500	3,158,061	0.4
Northern Orion Resources, Inc.	5/16/03	360,000	343,486	2,051,349	0.3
Northern Orion Resources, Inc. Warrants (a)	5/16/03	301,500	—	1,183,074	0.2
Petrolifera Petroleum Ltd.	3/7/05 - 5/2/07	571,050	507,487	9,134,516	1.2
SXR Uranium One, Inc.	10/12/06	259,300	1,891,619	3,302,963	0.4
Timberwest Forest Corp.	3/5/04	59,000	554,606	996,949	0.1

(a) Illiquid security			$10,814,385	$25,435,856	3.3%

Summary of Investments by
Industry Excluding Collateral	% of
for Securities Loaned	Investments	Value
Agriculture	0.3%	$2,524,767
Capital Goods	0.8	6,661,620
Chemicals	4.0	33,175,558
Consumer Goods	0.8	6,862,210
Consumer Durables	0.3	2,815,614
Energy	63.9	528,786,553
Industrial Metals	6.8	56,046,596
Paper And Forest Products	1.3	10,438,729
Precious Metals	9.3	77,074,832
Real Estate	0.1	1,013,788
Total Common Stocks	87.6	725,400,267
Exchange Traded Fund	0.8	6,359,680
Repurchase Agreement	11.6	95,941,000

	100.0%	$827,700,947

See Notes to Financial Statements

International Investors Gold Fund

Schedule of Investments

June 30, 2007 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 92.5%
Australia 10.0%
2,865,000	Adamus Resources Ltd.* #	$1,338,624
4,206,000	Andean Resources Ltd.* #	3,403,202
2,103,000	Andean Resources Ltd. Warrants
	(AUD 0.45, expiring 2/20/09)*	900,376
10,898,384	Lihir Gold Ltd.* † #	27,970,577
788,685	Newcrest Mining Ltd.* #	15,221,667
422,000	Sino Gold Ltd.* † #	2,007,135
14,175,000	Tanami Gold NL* #	1,673,569
		52,515,150
Canada: 66.6%
380,974	Agnico-Eagle Mines Ltd.	13,847,730
851,800	Agnico-Eagle Mines Ltd. (USD)	31,090,700
1,510,000	Amarillo Gold Corp.*	1,630,134
445,000	Aquiline Resources, Inc.*	4,595,165
390,000	Aquiline Resources, Inc.* R	4,027,224
195,000	Aquiline Resources, Inc. Warrants
	(CAD 3.00, expiring 10/11/07)*	1,464,445
136,500	Aurelian Resources, Inc.*	3,313,673
3,150,000	Aurizon Mines Ltd.* †	10,379,254
1,000,000	AXMIN, Inc.* R	901,197
611,638	Barrick Gold Corp. (USD)	17,780,317
948,000	Bear Creek Mining Corp.* R	7,519,925
618,800	Brazauro Resources Corp.*	418,245
84,000	Centerra Gold, Inc.*	831,917
1,200,000	Claude Resources, Inc.*	1,678,479
800,000	Crystallex International Corp. (USD)*	3,320,000
1,800,000	Eldorado Gold Corp.*	10,544,004
1,198,900	European Goldfields Ltd.*	6,347,614
740,000	Full Metal Minerals Ltd.* R	2,014,551
370,000	Full Metal Minerals Ltd. Warrants
	(CAD 3.00, expiring 11/10/08)* R	221,635
740,000	Gabriel Resources Ltd.*	3,313,590
840,000	Gabriel Resources Ltd.* R	3,761,369
947,600	Gammon Gold, Inc.*	11,937,847
2,271,000	Glencairn Gold Corp.*	1,172,542
320,000	Gold Eagle Mines Ltd.*	1,973,621
489,000	Goldcorp, Inc.	11,609,303
722,207	Goldcorp, Inc. (USD)	17,109,084
17,500	Goldcorp, Inc. Warrants
	(CAD 45.75, expiring 6/9/11)*	165,431
24,000	Golden Star Resources Ltd.* R	87,641
1,195,000	Great Basin Gold Ltd.* †	3,028,866
300,000	Great Basin Gold Ltd.* R	760,385
422,500	Great Basin Gold Ltd. Warrants*
	(CAD 3.50, expiring 4/17/09)	218,141
180,000	Greystar Resources Ltd.*	1,182,821
219,000	Guyana Goldfields, Inc.*	2,092,861
533,300	High River Gold Mines Ltd.*	1,451,838
1,388,200	Iamgold Corp.	10,685,980
550,000	Ivanhoe Mines Ltd.* †	7,796,292
1,870,000	Jinshan Gold Mines, Inc.* R	3,475,804
935,000	Jinshan Gold Mines, Inc. Warrants
	(CAD 1.45, expiring 3/1/08)* R	465,196
1,364,129	Kinross Gold Corp.*	15,866,283
1,193,614	Kinross Gold Corp. (USD)*	13,941,412
500,000	Kinross Gold Corp. Warrants
	(CAD 1.90, expiring 10/22/07)*	1,736,682
565,660	Meridian Gold, Inc.* †	15,478,985
175,000	Meridian Gold, Inc. (USD)*	4,826,500
50,000	Minefinders Corp.*	578,741
450,000	Minefinders Corp.* R	5,208,633
1,917,300	Miramar Mining Corp.* †	8,297,351
445,000	New Gold, Inc.* †	2,857,357
800,000	New Gold, Inc.* R	5,136,822
572,000	Northern Orion Resources, Inc.* R	3,259,366
536,000	Northern Orion Resources, Inc. Warrants
	(CAD 2.00, expiring 5/29/08)* R	2,103,243
770,000	Northgate Minerals Corp.* †	2,211,875
666,666	Northgate Minerals Corp.* R	1,915,041
2,585,000	Orezone Resources, Inc.*	4,562,121
1,373,200	Osisko Exploration Ltd.* †	7,089,979
1,452,600	Pacific Rim Mining Corp.* †	1,554,282
226,759	PAN American Silver Corp.*	5,917,766
96,150	PAN American Silver Corp. Warrants
	(CAD 12.00, expiring 2/20/08)*	1,489,298
22,230	PAN American Silver Corp. Warrants
	(CAD 12.00, expiring 2/20/08)* R	344,328
2,261,700	Peak Gold Ltd.* R	1,401,288
1,130,850	Peak Gold Ltd. Warrants
	(CAD 1.50, expiring 4/3/12)* R	334,398
265,000	Platinum Group Metals Ltd.*	1,072,190
530,000	Platinum Group Metals Ltd.* R	2,144,379
514,500	Premier Gold Mines Ltd.*	1,120,526
555,555	Red Back Mining, Inc.*	2,764,085
793,000	Silver Wheaton Corp.* †	9,372,326
808,000	Silver Wheaton Corp. (USD)* †	9,445,520
1,257,500	Silver Wheaton Corp. Warrants
	(CAD 4.00, expiring 8/05/09)*	1,983,196
620,000	Silvercorp Metals, Inc.*	10,505,515
839,800	Western Goldfields, Inc.*	2,065,908
		350,800,217
South Africa: 5.0%
100,000	AngloGold Ashanti Ltd. (ADR) †	3,782,000
40,000	Anglo Platinum Ltd. #	6,568,932
200,000	Eland Platinum Holdings Ltd.* #	2,519,439
168,000	First Uranium Corp. (CAD)* R	1,884,628
646,162	Gold Fields Ltd. (ADR) †	10,144,743
202,500	Platmin Ltd. (CAD)* R	1,708,965
		26,608,707
United Kingdom: 7.1%
850,000	Cluff Gold Ltd.*	1,081,739
142,000	Lonmin PLC* #	11,399,736
1,125,000	Randgold Resources Ltd. (ADR) †	24,963,750
		37,445,225
United States: 3.8%
6,640,000	Capital Gold Corp.*	2,563,040
1,660,000	Capital Gold Corp. Warrants
	(USD 0.30, expiring 8/31/07)* R	142,760
30,000	Metallica Resources, Inc.* †	135,000
1,610,000	Metallica Resources, Inc. (CAD)*	7,436,001
255,000	Metallica Resources, Inc. Warrants
	(CAD 3.10, expiring 12/11/08)* R	428,491

See Notes to Financial Statements

International Investors Gold Fund

Schedule of Investments

June 30, 2007 (unaudited) (continued)

Number
of Shares			Value

United States (continued)
180,000	Newmont Mining Corp.		$7,030,800
109,100	Royal Gold, Inc.* †		2,593,307
			20,329,399
Total Common Stocks
(Cost: $205,851,515)			487,698,698
		Principal
		Amount

CORPORATE NOTES: 1.0%
Canada: 1.0%
Eurasia Holdings AG Convertible
Note, 7.00%, 9/14/09* R		CAD 3,280,000	5,331,533
(Cost: $2,959,754)
Repurchase Agreement: 6.4%
State Street Bank & Trust Co.,
4.30% (dated 6/29/07, due 7/2/07,
repurchase price $33,552,019,
collateralized by $34,635,000
Federal National Mortgage
Association, 4.25%, due 5/15/09
with a value of $34,214,219)
(Cost $33,540,000)		$33,540,000	33,540,000
Total Investments Before Collateral
for Securities Loaned: 99.9%
(Cost: $242,351,269)			526,570,231

Short-Term Investment Held As
Collateral For Securities Loaned: 11.1%
State Street Navigator Securities
Lending Prime Portfolio		58,546,180	58,546,180
(Cost: $58,546,180)
Total Investments: 111.0%
(Cost: $300,897,449)			585,116,411
Liabilities in excess of other assets: (11.0)%			(58,083,884)
NET ASSETS: 100.0%			$527,032,527

Glossary:
ADR - American Depositary Receipt
AUD - Australian Dollar
CAD - Canadian Dollar
USD - United States Dollar

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $56,157,462.
#	Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $72,102,881 which represented 13.7% of net assets.
R	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2007, these securities are considered liquid, unless otherwise noted, and the market value amounted to $54,578,802, or 10.4% of net assets.

See Notes to Financial Statements

International Investors Gold Fund

Schedule of Investments

June 30, 2007 (unaudited) (continued)

Restricted securities held by the Fund are as follows:

	Acquisition	Number	Acquisition		% of
Security	Date	of Shares	Cost	Value	Net Assets
Aquiline Resources, Inc.	9/27/05	390,000	$529,932	$4,027,224	0.8%
AXMIN, Inc.	11/16/01	1,000,000	157,230	901,197	0.2
Bear Creek Mining Corp.	8/15/05	948,000	2,865,287	7,519,925	1.4
Capital Gold Corp. Warrants (a)	2/17/06	1,660,000	—	142,760	0.0
Eurasia Holdings Convertible Note	8/29/06	**	2,959,754	5,331,533	1.0
First Uranium Corp	12/13/06	168,000	1,016,518	1,884,628	0.3
Full Metal Minerals Ltd	10/24/06	740,000	1,511,524	2,014,551	0.4
Full Metal Minerals Ltd Warrants (a)	10/24/06	370,000	—	221,635	0.0
Gabriel Resources Ltd.	3/17/05	840,000	930,608	3,761,369	0.7
Golden Star Resources Ltd.	7/18/02	24,000	29,780	87,641	0.0
Great Basin Gold Ltd.	5/28/02	300,000	293,351	760,385	0.1
Jinshan Gold Mines, Inc.	8/25/06	1,870,000	2,021,657	3,475,804	0.7
Jinshan Gold Mines, Inc. Warrants (a)	8/25/06	935,000	—	465,196	0.1
Metallica Resources, Inc. Warrants (a)	11/26/03	255,000	—	428,491	0.1
Minefinders Corp.	3/20/02	450,000	652,586	5,208,633	1.0
New Gold, Inc.	10/21/03	800,000	5,580,320	5,136,822	1.0
Northern Orion Resources, Inc.	5/16/03	572,000	545,761	3,259,366	0.6
Northern Orion Resources, Inc. Warrants (a)	5/16/03	536,000	—	2,103,243	0.4
Northgate Minerals Corp.	10/16/02	666,666	781,921	1,915,041	0.4
PAN American Silver Corp. Warrants (a)	2/7/02	22,230	32,187	344,328	0.1
Peak Gold Ltd.	3/9/07	2,261,700	1,448,845	1,401,288	0.3
Peak Gold Ltd. Warrants (a)	3/9/07	1,130,850	—	334,398	0.1
Platinum Group Metals Ltd.	6/30/06	530,000	857,169	2,144,379	0.4
Platmin Ltd.	7/28/06	202,500	715,676	1,708,965	0.3
** Principal amount CAD 3,280,000.				$54,578,802	10.4%
(a) Illiquid security.

Summary of Investments by
Industry Excluding Collateral	% of
for Securities Loaned	Investments	Value
Gold	79.4%	$417,864,499
Silver	7.4	39,057,949
Platinum	4.8	25,413,641
Copper	1.0	5,362,609
Total Common Stocks	92.6	487,698,698
Corporate Note	1.0	5,331,533
Repurchase Agreement	6.4	33,540,000

	100.0%	$526,570,231

See Notes to Financial Statements

Van Eck Funds
Statements of Assets and Liabilities
June 30, 2007 (unaudited)

	Emerging	Global Hard	International Investors
	Markets Fund	Assets Fund	Gold Fund
Assets:
Investments, at value
(Cost $84,697,123; $645,454,200; $242,351,269)	$115,847,542	$827,700,947	$526,570,231
Short-term investments held as collateral for securities loaned
(Cost $0; $70,662,636; $58,546,180)	—	70,662,636	58,546,180
Cash	494	—	490,173
Foreign currency (Cost $2,411,486; $0; $5,605,643)	2,414,048	—	5,632,481
Receivables:
Investments sold	534,839	3,150,981	—
Shares of beneficial interest sold	2,396,439	6,574,408	1,613,474
Dividends and interest	83,123	323,535	83,017
Prepaid expenses	77,032	898,814	253,049
Total assets	121,353,517	909,311,321	593,188,605
Liabilities:
Payables:
Investments purchased	8,824,574	56,561,839	6,065,321
Due to custodian		14,293
Written options, at value (premiums received $0; $103,427; $0)	—	62,370	—
Shares of beneficial interest redeemed	54,298	2,717,416	605,053
Collateral for securities loaned.	—	70,662,636	58,546,180
Due to Adviser	83,256	615,725	430,892
Due to Distributor	78,679	946,849	300,425
Deferred Trustee fees	7,370	35,929	25,139
Accrued expenses	410,568	62,334	183,068
Total liabilities	9,458,745	131,679,391	66,156,078

NET ASSETS	$111,894,772	$777,631,930	$527,032,527
Class A Shares:

Net Assets	$89,993,659	$545,414,231	$477,266,341

Shares of beneficial interest outstanding	5,412,469	11,738,373	29,206,336

Net asset value and redemption price per share	$16.63	$46.46	$16.34

Maximum offering price per share (Net asset value per share ÷ 94.25%)	$17.64	$49.29	$17.34
Class C Shares:

Net Assets	$21,901,113	$215,660,460	$42,915,383

Shares of beneficial interest outstanding	1,345,645	4,905,388	2,702,242
Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the
first year of ownership)	$16.28	$43.96	$15.88
Class I Shares:

Net Assets		$16,557,239	$6,850,803

Shares of beneficial interest outstanding		354,591	416,121

Net asset value, offering and redemption price per share		$46.69	$16.46
Net Assets consist of:
Aggregate paid in capital	$76,034,859	$518,178,453	$246,159,177
Unrealized appreciation of investments, foreign currency, forward foreign currency contracts, and other assets and liabilities denominated in
foreign currencies.	30,746,380	182,322,980	284,196,162
Accumulated net investment loss	(103,394)	(1,859,076)	(22,582,446)
Undistributed/accumulated net realized gain (loss) on investments and foreign
currency transactions.	5,216,927	78,989,573	19,259,634

	$111,894,772	$777,631,930	$527,032,527

See Notes to Financial Statements

Van Eck Funds
Statements of Operations
Six Months Ended June 30, 2007 (unaudited)

	Emerging	Global Hard	International Investors
	Markets Fund	Assets Fund	Gold Fund
Income:
Dividends	$797,211	$2,347,965	$987,619
Interest	111,167	1,180,084	583,172
Securities lending income	—	72,630	107,965
Foreign taxes withheld	(76,846)	(136,277)	(74,006)
Total income	831,532	3,464,402	1,604,750
Expenses:
Management fees	284,515	3,101,125	1,895,760
Distribution fees - Class A	76,372	548,317	580,327
Distribution fees - Class C	75,307	856,839	192,190
Transfer agent fees - Class A	42,683	164,578	264,985
Transfer agent fees - Class C	14,353	87,552	19,305
Transfer agent fees - Class I	—	3,861	2,075
Administration fees	94,838	—	634,965
Custodian fees	56,404	34,419	40,423
Professional fees	33,891	81,097	78,938
Registration fees - Class A	8,294	10,030	7,155
Registration fees - Class C	8,136	9,363	6,414
Registration fees - Class I	—	415	83
Reports to shareholders	7,890	66,119	52,197
Insurance	7,160	67,858	60,031
Trustees’ fees and expenses	8,454	47,021	45,579
Interest expense	—	17,519	5,583
Other	1,715	7,431	7,602
Total expenses	720,012	5,103,544	3,893,612
Expenses assumed by the Adviser	(1,126)	(16,995)	(2,869)
Net expenses	718,886	5,086,549	3,890,743
Net investment income (loss)	112,646	(1,622,147)	(2,285,993)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold	6,199,594	67,387,610	20,533,395
Net realized gain (loss) from forward foreign currency contracts
and foreign currency transactions	(122,356)	(68,366)	(151,215)
Realized gain on options	—	180,153	—
Net change in unrealized appreciation (depreciation) of investments	11,766,067	59,716,217	(7,529,085)
Net change in unrealized appreciation (depreciation) of foreign currency, forward foreign currency contracts and foreign denominated
assets and liabilities	7,396	36,679	15,671
Net realized and unrealized gain on investments	17,850,701	127,252,293	12,868,766

Net Increase in Net Assets Resulting from Operations	$17,963,347	$125,630,146	$10,582,773

See Notes to Financial Statements

Van Eck Funds
Statements of Changes in Net Assets

	Emerging Markets Fund		Global Hard Assets Fund
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	June 30,	December 31,	June 30,	December 31,
	2007	2006	2007	2006
	(unaudited)		(unaudited)
Operations:
Net investment income (loss)	$112,646	$(36,745)	$(1,622,147)	$(1,125,974)
Net realized gain from unaffiliated investments, forward foreign
currency contracts and foreign currency transactions	6,077,238	7,870,629	67,499,397	49,635,577
Net change in unrealized appreciation (depreciation) of
investments, forward foreign currency contracts,
foreign currency transactions and foreign denominated
assets and liabilities	11,773,463	9,375,792	59,752,896	31,302,729
Net increase in net assets resulting from operations	17,963,347	17,209,676	125,630,146	79,812,332
Dividends and distributions to shareholders:
Dividends from net investment income
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class I Shares	—	—	—	—
	—	—	—	—
Distributions from net realized capital gains
Class A Shares	—	(6,747,746)	—	(25,912,591)
Class C Shares	—	(1,621,727)	—	(10,476,536)
Class I Shares	—	—	—	(220,251)
	—	(8,369,473)	—	(36,609,378)
Total dividends and distributions	—	(8,369,473)	—	(36,609,378)
Share transactions:
Proceeds from sales of shares
Class A Shares	30,102,546	15,304,333	125,242,267	189,951,248
Class C Shares	8,389,463	5,419,570	50,072,622	85,560,549
Class I Shares	—	—	13,559,845	3,713,103
	38,492,009	20,723,903	188,874,734	279,224,900
Reinvestment of dividends and distributions
Class A Shares	—	5,257,515	—	19,210,281
Class C Shares	—	1,137,844	—	6,607,343
Class I Shares	—	—	—	220,248
	—	6,395,359	—	26,037,872
Cost of shares redeemed
Class A Shares	(5,721,959)	(13,381,438)	(47,550,611)	(97,954,639)
Class C Shares	(2,144,116)	(1,919,714)	(15,401,990)	(31,502,358)
Class I Shares	—	—	(2,733,149)	(502,621)
	(7,866,075)	(15,301,152)	(65,685,750)	(129,959,618)
Increase (decrease) in net assets resulting from capital
share transactions	30,625,934	11,818,110	123,188,984	175,303,154
Total increase in net assets	48,589,281	20,658,313	248,819,130	218,506,108

Net Assets:
Beginning of period	63,305,491	42,647,178	528,812,800	310,306,692
End of period*	$111,894,772	$63,305,491	$777,631,930	$528,812,800
*Including accumulated net investment loss	$(103,394)	$(93,684)	$(1,859,076)	$(168,563)

See Notes to Financial Statements

International Investors Gold Fund
Six Months
Ended	Year Ended
June 30,	December 31,
2007	2006
(unaudited)

$(2,285,993)	$(4,609,969)

20,382,180	30,065,904

(7,513,414)	117,342,586
10,582,773	142,798,521

—	(10,845,438)
—	(815,769)
—	(273)
—	(11,661,480)

—	(39,508,380)
—	(2,971,729)
—	(995)
—	(42,481,104)
—	(54,142,584)

44,242,124	115,103,165
11,583,434	23,273,883
6,707,392	10,060
62,532,950	138,387,108

—	41,274,164
—	2,700,992
—	1,264
—	43,976,420

(34,320,778)	(79,499,707)
(3,263,385)	(5,398,917)
(1)	—
(37,584,164)	(84,898,624)

24,948,786	97,464,904
35,531,559	186,120,841

491,500,968	305,380,127
$527,032,527	$491,500,968
$(22,582,446)	$(20,145,238)

See Notes to Financial Statements

Emerging Markets Fund

Financial Highlights
For a share outstanding throughout each period:

	Class A							Class C
													For the Period
	Six Months							Six Months					October 3, 2003*
	Ended							Ended					through
	June 30,		Year Ended December 31,					June 30,		Year Ended December 31,			December 31,
	2007		2006	2005	2004	2003	2002	2007		2006	2005	2004	2003
	(unaudited)							(unaudited)
Net Asset Value, Beginning of Period	$13.27		$10.98	$9.78	$8.49	$4.85	$6.47	$13.05		$10.90	$9.69	$8.50	$7.44
Income from Investment Operations:
Net Investment Income (Loss)	0.03		0.01	0.05	0.01	0.05	(0.02)	(0.02)		(0.07)	0.05	(0.04)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	3.33		4.27	2.85	1.67	3.59	(1.60)	3.24		4.21	2.83	1.62	1.05
Total from Investment Operations	3.36		4.28	2.90	1.68	3.64	(1.62)	3.22		4.14	2.88	1.58	1.06
Less Distributions from:
Net Investment Income	—		—	(0.05)	—	—	—	—		—	(0.02)	—	—
Net Realized Gains	—		(1.99)	(1.65)	(0.39)	—	—	—		(1.99)	(1.65)	(0.39)	—
Total Distributions	—		(1.99)	(1.70)	(0.39)	—	—	—		(1.99)	(1.67)	(0.39)	—
Net Asset Value, End of Period	$16.63		$13.27	$10.98	$9.78	$8.49	$4.85	$16.27		$13.05	$10.90	$9.69	$8.50
Total Return (a)	25.32	%(d)	38.98%	29.77%	19.79%	75.05%	(25.04)%	24.75	%(d)	37.98%	29.77%	18.59%	14.25	%(d)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$89,994		$51,086	$36,381	$30,461	$28,956	$9,578	$21,901		$12,220	$6,266	$2,567	$2,665
Ratio of Gross Expenses to Average Net Assets	1.72	%(c)	1.96%	2.26%	2.63%	3.08%	2.91%	2.63	%(c)	2.74%	3.62%	3.80%	2.76	%(c)
Ratio of Net Expenses to Average Net Assets (b)	1.72	%(c)	1.95%	2.11%	2.21%	2.00%	2.00%	2.61	%(c)	2.72%	2.16%	2.75%	2.50	%(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.46	%(c)	0.06%	0.46%	0.15%	0.71%	(0.30)%	(0.39	)%(c)	(0.70)%	0.19%	(0.38)%	0.67	%(c)
Portfolio Turnover Rate	36	%(d)	73%	101%	121%	128%	120%	36	%(d)	73%	101%	121%	128%

(a)	Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Returns for periods less than a year are not annualized.
(b)	Excluding interest expense, the ratio of net expenses to average net assets would be 2.10%, 2.19%, and 2.00% for Class A Shares for the years ending December 31, 2005, 2004, and 2003, respectively and 2.15%, 2.75%, and 2.50% for Class CShares for the periods ending December 31, 2005, 2004 and 2003, respectively.
(c)	Annualized
(d)	Not annualized.
*	Inception date of Class C Shares.

See Notes to Financial Statements

Global Hard Assets Fund

Financial Highlights
For a share outstanding throughout each period:

	Class A							Class C							Class I
																	For the Period
	Six Months							Six Months							Six Months		May 2, 2006*
	Ended							Ended							Ended		through
	June 30,		Year Ended December 31,					June 30,		Year Ended December 31,					June 30,		December 31,
	2007		2006	2005	2004	2003	2002	2007		2006	2005	2004	2003	2002	2007		2006
	(unaudited)							(unaudited)							(unaudited)
Net Asset Value, Beginning of Period	$38.07		$33.24	$22.35	$18.19	$12.77	$11.96	$36.16		$31.90	$21.57	$17.66	$12.55	$11.87	$38.19		$40.74
Income from Investment Operations:
Net Investment Income (Loss)	(0.06)		(0.02)	(0.11)	(0.02)	(0.08)	(0.05)	0.01		(0.22)	(0.12)	(0.10)	(0.05)	(0.19)	0.37		0.06
Net Realized and Unrealized Gain (Loss)
on Investments	8.45		7.62	11.00	4.18	5.50	0.86	7.79		7.25	10.45	4.01	5.16	0.87	8.13		0.16
Total from Investment Operations	8.39		7.60	10.89	4.16	5.42	0.81	7.80		7.03	10.33	3.91	5.11	0.68	8.50		0.22
Less Distributions from:
Net Realized Gains	—		(2.77)	—	—	—	—	—		(2.77)	—	—	—	—	—		(2.77)
Total Distributions	—		(2.77)	—	—	—	—	—		(2.77)	—	—	—	—	—		(2.77)
Net Asset Value, End of Period	$46.46		$38.07	$33.24	$22.35	$18.19	$12.77	$43.96		$36.16	$31.90	$21.57	$17.66	$12.55	$46.69		$38.19
Total Return (a)	22.06	%(d)	22.86%	48.72%	22.87%	42.44%	6.77%	21.60	%(d)	22.04%	47.94%	22.14%	40.72%	5.73%	22.26	%(d)	0.54	%(d)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$545,414		$378,879	$233,685	$84,872	$64,661	$39,106	$215,660		$146,671	$76,621	$26,812	$11,490	$2,202	$16,557		$3,262
Ratio of Gross Expenses to Average Net Assets	1.43	%(c)	1.61%	1.88%	2.08%	2.43%	2.64%	2.21	%(c)	2.24%	2.08%	2.50%	3.76%	3.72%	1.18	%(c)	1.25	%(d)
Ratio of Net Expenses to Average Net Assets (b)	1.43	%(c)	1.50%	1.56%	1.85%	2.43%	2.64%	2.21	%(c)	2.23%	2.07%	2.44%	3.76%	3.72%	1.06	%(c)	0.95	%(d)
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.31	)%(c)	(0.05)%	(0.42)%	(0.12)%	(0.68)%	(0.31)%	(1.09	)%(c)	(0.78)%	(0.89)%	(0.71)%	(0.75)%	(1.36)%	0.06	%(c)	0.58	%(d)
Portfolio Turnover Rate	51	%(d)	71%	51%	54%	40%	177%	51	%(d)	71%	51%	54%	40%	177%	51	%(d)	71%

(a)	Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Excluding interest expense, the ratio of net expenses to average net assets would be 2.61% Class A Shares for the years ending December 31, 2002 and 3.70% for Class C Shares for the year ending December 31, 2002. The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods were excluded.
(c)	Annualized
(d)	Not annualized.
*	Inception date of Class I Shares.

See Notes to Financial Statements

International Investors Gold Fund

Financial Highlights
For a share outstanding throughout each period:

	Class A							Class C							Class I
													For the Period				For the Period
	Six Months							Six Months					October 3,		Six Months		October 2,
	Ended							Ended					2003* through		Ended		2006* through
	June 30,		Year Ended December 31,					June 30,		Year Ended December 31,			December 31,		June 30,		December 31,
	2007		2006	2005	2004	2003	2002	2007		2006	2005	2004	2003		2007		2006
	(unaudited)							(unaudited)							(unaudited)
Net Asset Value, Beginning of Period	$16.00		$12.36	$9.77	$11.64	$8.30	$5.36	$15.61		$12.17	$9.67	$11.61	$9.28		$16.09		$15.47
Income from Investment Operations:
Net Investment Income (Loss)	(0.05)		(0.08)	(0.15)	0.07	(0.10)	(0.01)	0.04		(0.05)	(0.14)	0.05	(0.03)		0.43		0.10
Net Realized and Unrealized Gain (Loss)
on Investments	0.39		5.67	3.63	(0.97)	3.66	4.86	0.23		5.44	3.53	(1.02)	2.36		(0.06)		2.47
Total from Investment Operations	0.34		5.59	3.48	(0.90)	3.56	4.85	0.27		5.39	3.39	(0.97)	2.33		0.37		2.57
Less Distributions from:
Net Investment Income	—		(0.42)	(0.02)	(0.26)	—	—	—		(0.42)	(0.02)	(0.26)	—		—		(0.42)
Net Realized Gains	—		(1.53)	(0.87)	(0.71)	(0.22)	(1.91)	—		(1.53)	(0.87)	(0.71)	—		—		(1.53)
Total Distributions	—		(1.95)	(0.89)	(0.97)	(0.22)	(1.91)	—		(1.95)	(0.89)	(0.97)	—		—		(1.95)

Net Asset Value, End of Period	$16.34		$16.00	$12.36	$9.77	$11.64	$8.30	$15.88		$15.61	$12.17	$9.67	$11.61		$16.46		$16.09
Total Return (a)	2.13	%(d)	45.23%	35.62%	(7.73)%	44.25%	90.48%	1.73	%(d)	44.29%	35.06%	(8.36)%	25.11%		2.43	%(d)	16.48	%(d)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$477,266		$457,587	$294,999	$255,281	$305,863	$204,468	$42,915		$33,902	$10,381	$7,505	$3,535		$6,851		$12
Ratio of Gross Expenses to Average Net Assets	1.48	%(c)	1.57%	1.71%	1.82%	1.87%	2.02%	2.24	%(c)	2.22%	2.53%	2.58%	2.46	%(c)	1.19	%(c)	5.90	%(c)
Ratio of Net Expenses to Average Net Assets (b)	1.48	%(c)	1.56%	1.71%	1.82%	1.87%	2.02%	2.24	%(c)	2.22%	2.16%	2.51%	2.46	%(c)	1.08	%(c)	1.25	%(c)
Ratio of Net Investment Income to
Average Net Assets	(0.84	)%(c)	(1.09)%	(1.26)%	(1.34)%	(1.04)%	(0.14)%	(1.62	)%(c)	(1.75)%	(1.71)%	(2.03)%	(1.99	)%(c)	(0.45	)%(c)	1.35	%(c)
Portfolio Turnover Rate	11	%(d)	18%	29%	31%	244%	720%	11	%(d)	18%	29%	31%	244%		11	%(d)	18%

(a)	Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns for periods less than a year are not annualized.
(b)	Excluding interest expense, the ratio of net expenses to average net assets would be 1.69%, 1.85% and 1.96% for Class A Shares for the years ending December 31, 2005, 2003, and 2002, respectively, and 2.15% for Class C Shares for the year ending December 31, 2005. The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods were excluded.
(c)	Annualized.
(d)	Not annualized.
*	Inception date of Class C Shares.

See Notes to Financial Statements

Van Eck Funds

Notes To Financial Statements

June 30, 2007 (unaudited)

Note 1—Fund Organization—Van Eck Funds (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Trust operates as a series fund currently comprised of three portfolios: Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund (collectively the “Funds”). The Funds are classified as non-diversified funds. The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—Securities traded on national or foreign exchanges are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Funds may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not readily available are stated at fair value as determined by the Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value of these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Funds are informed of such dividends. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Funds, “Schedule of Investments.”

G.	Use of Derivative Instruments

Option Contracts—The Funds may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded

Van Eck Funds

Notes To Financial Statements (continued)

as a realized loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Funds may also write call or put options. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain on the Statement of Operations. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write only covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. A put option sold by the Funds is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. Global Hard Assets had the following call options written during the six months ended June 30, 2007:

	Number of
	Contracts	Premiums
Options outstanding at beginning
of period	42	$8,274
Options written	3,230	637,627
Options exercised	(465)	(180,153)
Options expired	(2,240)	(362,321)
Options outstanding at end of period	567	$103,427

Futures—The Funds may buy and sell financial futures contracts, which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may buy and sell commodity future contracts. The Funds may engage in these transactions for hedging purposes and for other purposes. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date. Realized gains and losses from futures contracts are reported separately. The Funds did not have any futures contracts outstanding at June 30, 2007.

Short Sales—The Global Hard Assets Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date. Cash is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. The Global Hard Assets Fund did not have any short sales during the six months ended June 30, 2007.

Structured Notes—The Funds may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial commodity indices. When a Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody’s or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At June 30, 2007, there were no structured notes outstanding.

Note 3—Investment Management and Other Agreements—Van Eck Associates Corporation (the “Adviser”) is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% for Emerging Markets Fund and 1.00% for Global Hard Assets Fund based on their respective average daily net assets. The Adviser receives a management fee from International Investors Gold Fund based on an annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, 0.65% of the next $250 million of average daily net assets and 0.50% of average daily net assets in excess of $750 million.

For the Emerging Markets Fund for the period May 1, 2004 through April 30, 2007, the Adviser agreed to assume expenses exceeding 2.25% of average daily net assets for Class A Shares and 2.75% for Class C Shares. For the period May 1, 2007 through April 30, 2008, the Adviser agreed to assume expenses exceeding 2.25% of average daily net assets for Class A Shares and 2.50% for Class C Shares. For the six months ended June 30, 2007, expenses were reduced by $1,126 under this agreement.

For the Global Hard Assets Fund for the period May 1, 2004 through April 30, 2007, the Adviser agreed to assume expenses exceeding 1.50% of average daily net assets for Class A Shares and 2.50% of average daily net assets for Class C Shares. Additionally, for the period May 1, 2006 through April 30, 2007, the Adviser agreed to assume expenses exceeding 1.10% of average daily net assets for the Class I Shares. For the period May 1, 2007 through April 30, 2008, the Adviser agreed to assume expenses exceeding 1.50% of average daily net assets for Class A Shares, 2.50% for Class C Shares and 1.00% for Class I Shares. For the six months ended June 30, 2007, expenses were reduced by $16,995 under this agreement.

Van Eck Funds

Notes To Financial Statements (continued)

For the International Investors Gold Fund for the period May 1, 2006 through April 30, 2007, the Adviser agreed to assume expenses exceeding 1.60% of average daily net assets for Class A Shares and for the period May 1, 2004 through April 30, 2007, the Adviser agreed to assume expenses exceeding 2.50% of average daily net assets for Class C Shares. Additionally, for the period October 2, 2006 through April 30, 2007, the Adviser agreed to assume expenses exceeding 1.25% of average daily net assets for the Class I Shares. For the period May 1, 2007 through April 30, 2008, the Adviser agreed to assume expenses exceeding 1.60% of average daily net assets for Class A Shares, 2.50% for Class C Shares and 1.00% for Class I Shares. For the six months ended June 30, 2007, expenses were reduced by $2,869 under this agreement.

During the year ended December 31, 2006, the Adviser reimbursed $4,548, $39,629, and $35,087, for legal expenses previously charged to the Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund, respectively.

The Adviser also performs accounting and administrative services for Emerging Markets Fund and International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for Emerging Markets Fund, and for International Investors Gold Fund at the rate of 0.25% per year on the first $750 million of the average daily net assets and 0.20% per year of the average daily net assets in excess of $750 million. During the six months ended June 30, 2007, the Adviser received $94,838 from Emerging Markets Fund and $634,965 from International Investors Gold Fund pursuant to this contract.

For the six months ended June 30, 2007, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received a total of $2,245,287 in sales loads relating to the sale of shares of the Funds, of which $1,946,357 was reallowed to broker/dealers and the remaining $298,930 was retained by the Distributor.

Certain of the officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—The cost of purchases and proceeds from sales of investments, excluding short-term investments, for the six months ended June 30, 2007, were as follows:

	Cost of	Proceeds
	Unaffiliated	from
	Investments	Investments
	Purchased	Sold
Emerging Markets Fund	$49,057,711	$25,400,097
Global Hard Assets Fund	415,884,460	300,567,520
International Investors Gold Fund	55,542,143	58,377,653

Note 5—Income Taxes—As of June 30, 2007, for Federal income tax purposes, the identified cost of investments and gross unrealized appreciation and depreciation of investments were as follows:

		Gross	Gross	Net
	Cost of	Unrealized	Unrealized	Unrealized
Fund	Investments	Appreciation	Depreciation	Appreciation
Emerging Markets
Fund	$84,697,123	$32,410,057	$(1,259,638)	$31,150,419
Global Hard Assets
Fund	660,683,529	187,433,630	(20,416,212)	167,017,418
International Investors
Gold Fund	316,088,265	290,445,998	(79,964,033)	210,481,965

The tax character of dividends and distributions paid to shareholders during the year ended December 31, 2006, were as follows:

Emerging Markets Fund
Ordinary Income*	$3,703,122
Long Term Capital Gains	4,666,351
$8,369,473
Global Hard Assets Fund
Ordinary Income*	$8,341,377
Long Term Capital Gains	28,268,001
$36,609,378
International Investors
Gold Fund
Ordinary Income*	$19,381,397
Long Term Capital Gains	34,761,187
$54,142,584

* Includes short term capital gains

There were no dividends or distributions paid by the Funds during the six months ended June 30, 2007.

Note 6—Concentration of Risk—The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Global Hard Assets Fund and the International Investors Gold Fund may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Funds may so concentrate, they may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Note 7—12b-1 Plans of Distribution—Pursuant to Rule 12b-1 Plans of Distribution (the “Plans”), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Funds. The amount paid under the Plans in any one year is limited to 0.25% of average daily net assets (prior to May 1, 2006, the Emerging Markets Fund and the Global Hard Assets Fund limit was 0.50%) for Class A shares and 1.00% of average daily net assets for Class C shares (the “Annual Limitations”).

Distribution expenses incurred under the Plans that have not been paid because they exceed the Annual Limitations may be carried forward to future years and paid by the Funds within the Annual Limitations.

The Distributor has waived its right to reimbursement of the carried forward amounts incurred through June 30, 2007 in the event the Plans are terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate.

Van Eck Funds

Notes To Financial Statements (continued)

The accumulated amount of excess distribution expenses incurred over the Annual Limitations as of June 30, 2007, were as follows:

Emerging Markets Fund-Class A	$1,528,474
Emerging Markets Fund-Class C	130,381
Global Hard Assets Fund-Class A	3,531,917
Global Hard Assets Fund-Class C	1,458,958
International Investors Gold Fund-Class A	6,285,029
International Investors Gold Fund-Class C	283,323

Note 8—Shareholder Transactions—Shares of beneficial interest issued and redeemed (unlimited number of $.001 par value shares authorized):

	Emerging Markets Fund
	Six Months	Year Ended
	Ended	December 31,
	June 30, 2007	2006
Class A
Shares sold	1,957,315	830,577
Shares reinvested	—	752,312
Shares redeemed	(393,752)	(1,047,799)

Net increase	1,563,563	535,090
Class C
Shares sold	563,104	367,969
Shares reinvested	—	142,067
Shares redeemed	(153,843)	(148,462)

Net increase	409,261	361,574

	Global Hard Assets Fund
	Six Months	Year Ended
	Ended	December 31,
	June 30, 2007	2006
Class A
Shares sold	2,960,022	4,999,066
Shares reinvested	—	504,604
Shares redeemed	(1,174,933)	(2,580,953)

Net increase	1,785,089	2,922,717
Class C
Shares sold	1,251358	2,352,979
Shares reinvested	—	182,725
Shares redeemed	(402,247)	(881,034)

Net increase	849,111	1,654,670
Class I
Shares sold	327,498	91,983
Shares reinvested	—	5,767
Shares redeemed	(58,331)	(12,326)

Net increase	269,167	85,424

	International Investors Gold Fund
	Six Months	Year Ended
	Ended	December 31,
	June 30, 2007	2006
Class A
Shares sold	2,722,147	5,855,689
Shares reinvested	—	3,932,808
Shares redeemed	(2,121,130)	(5,047,656)

Net increase (decrease)	601,017	(4,740,841)
Class C
Shares sold	734,965	1,455,469
Shares reinvested	—	214,624
Shares redeemed	(205,167)	(350,847)

Net increase	529,798	1,319,246
Class I
Shares sold	415,392	650
Shares reinvested	—	79
Shares redeemed	—	—

Net increase	415,392	729

Note 9—Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 10—Forward Foreign Currency Contracts—The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At June 30, 2007, the Funds had no forward foreign currency contracts outstanding.

Note 11—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of all or a portion of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds, as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 12—Repurchase Agreements—Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, plus accrued interest, is held by the Funds’ custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Funds would become exposed to market fluctuations on the collateral.

Note 13—Equity Swaps—The Funds may enter into equity swaps to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. The Fund collateralizes 100% of the notional amount of the swap. Such amounts are reflected in the Statement of Assets and Liabilities as cash-initial margin. At June 30, 2007, there were no outstanding equity swaps.

Van Eck Funds

Notes To Financial Statements (continued)

Note 14—Commodity Swaps—The Funds may enter into commodity swaps to gain investment exposure to the relevant spread of the commodity reference prices. A commodity swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap’s notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counter-party. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. At June 30, 2007, there were no outstanding commodity swaps.

Note 15—Bank Line of Credit—The Trust participates with Van Eck Worldwide Insurance Trust (another registered investment company managed by the Adviser) (the “VE/WW Funds”) in a $10 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The VE/WW Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/WW Funds at rates based on prevailing market rates in effect at the time of borrowings. During the six months ended June 30, 2007, the Emerging Markets Fund borrowed under this Facility. The average daily loan balance for the Emerging Markets Fund during the 3 day period for which a loan was outstanding amounted to $519,703 and the weighted average interest rate was 5.93%. At June 30, 2007, the Funds had no outstanding borrowings under the Facility.

Note 16—Securities Lending—To generate additional income, the Global Hard Assets Fund and International Investors Gold Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. The Funds may lend up to 50% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations.

The collateral for securities loaned is recognized in the Schedule of Investments and the Statement of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the securities lending agent. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The loans outstanding and the collateral received at the end of the period were as follows:

	Value of	Value of
	Securities Lent	Collateral
Global Hard Assets Fund	$68,609,547	$70,662,636
International Investors Gold Fund	56,157,462	58,546,180

Note 17—New Accounting Policy—In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of June 30, 2007, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the Statement of Operations for a fiscal period.

Note 18—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the SEC have requested and received information from the Adviser. The Adviser will cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Van Eck Funds

Approval of Advisory Agreements

Emerging Markets Fund

Global Hard Assets Fund

International Investors Gold Fund

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

In considering the renewal of the investment advisory agreements, the Board, comprised exclusively of Independent Trustees, reviewed and considered information that had been provided by Van Eck Associates Corporation, the Funds’ Adviser (the “Adviser”), throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser for the meetings of the Board held on May 30 and 31, 2007 to specifically consider the renewal of each Fund’s investment advisory agreement. This information included, among other things, the following:

•   Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

•   The Adviser’s consolidated financial statements for the past three fiscal years;

•   A description of the advisory agreements with the Funds, their terms and the services provided under each agreement;

•   Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•   Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

•   An independently prepared report comparing the management fees and non-investment management expenses of each Fund during its fiscal year ended December 31, 2006 with those of (i) the universe of front-end load retail funds with a similar investment strategy (the “Expense Universe”), and (ii) a sub-group of the Expense Universe consisting of funds of comparable size and fees and expense structure (the “Peer Group”);

•   An independently prepared report comparing each Fund’s annualized investment performance for the one- through five-year periods ended December 31, 2006 with those of (i) the universe of front-end load retail and institutional funds with a similar investment strategy (the “Performance Universe”), (ii) its Peer Group, and (iii) appropriate benchmark indices as identified by an independent data provider;

•   An analysis of the profitability of the Adviser with respect to the services it provides to each Fund and the Van Eck complex of mutual funds as a whole;

•   Information regarding other accounts and investment vehicles managed by the Adviser, their investment strategy, the net assets under management in each such account and vehicle, and the individuals that are performing investment management functions with respect to each such account and vehicle;

•   Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Funds, and reports regarding a variety of compliance-related issues;

Van Eck Funds

Approval of Advisory Agreements (continued)

•   Reports with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

•   Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreements, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Funds’ custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Funds with a view to reducing non-management expenses of the Funds; (3) the terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein; (4) the Adviser’s willingness to reduce the cost of the Funds to shareholders from time to time by means of waiving a portion of its management fees or paying expenses of the Funds; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission (“SEC”); (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Funds.

The Board considered the fact that the Adviser had received in 2004 a Wells Notice from the SEC, as well as a request for information from the Office of the New York State Attorney General (“NYAG”), in connection with on-going investigations concerning market timing and related matters. The Board determined that the Adviser continues to cooperate with the Board in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Board concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser and that it would be appropriate to permit the SEC and the NYAG to bring to conclusion their pending regulatory investigations prior to the Board making any final determination of its own with respect to these same matters.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including hedge funds and separate accounts, that invest in the same financial markets and are managed by the same investment professionals according to a similar investment strategy as certain of the Funds. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Funds. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Funds and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

In evaluating the investment performance and fees and expenses of each Fund, the Board considered the specific factors set forth below. The Board concluded, with respect to each Fund, that the

Van Eck Funds

Approval of Advisory Agreements (continued)

performance of the Fund is satisfactory, and that the management fee charged to, and the total expense ratio of, the Fund are reasonable. In reaching its conclusions the Board took specific note of the following information with respect to each Fund:

Emerging Markets Fund. The Board noted that: (1) the Fund has operated under the current investment strategy since December 2002, and that for the annualized one-, two-, and four-year periods ended December 31, 2006, the Fund had outperformed its Performance Universe average as well as its benchmark index; (2) the Adviser has agreed to waive or to reimburse expenses through April 2008 to the extent necessary to maintain an agreed upon expense ratio; and (3) during 2006, the overall management fees, net of waivers, for the Fund’s Class A and Class C shares were below the median for its Peer Group, and that the expense ratios, net of waivers, for the Fund’s Class A and Class C shares were within the range of expense ratios for its Peer Group.

Global Hard Assets Fund. The Board noted that: (1) the Fund had outperformed, on an annualized basis, its Performance Universe average for the annualized one- through five-year periods ended December 31, 2006; (2) the Adviser has agreed to waive or to reimburse expenses through April 2008 to the extent necessary to maintain an agreed upon expense ratio; and (3) during 2006, expense ratios, net of waivers, for the Fund’s Class A and Class C shares were within the range of expense ratios for its Peer Group.

International Investor Gold Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized one- through five-year periods ended December 31, 2006; (2) the Adviser has agreed to waive or to reimburse expenses through April 2008 to the extent necessary to maintain an agreed upon expense ratio; (3) although the Fund’s overall management fee, consisting of advisory and administrative fees, is higher than the median for its Peer Group, the Fund’s investment advisory fee for its Class A and Class C shares is equal to the median for its Peer Group; and (4) during 2006, the overall management fees, net of waivers, for the Fund’s Class A and Class C shares were within the range of management fees for its Peer Group.

The Board considered the profits, if any, realized by the Adviser from managing the Funds, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Funds are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows, and whether each Fund’s fee levels reflect these economies of scale for the benefit of shareholders. The Board concluded that, with respect to each Fund, the Adviser does not currently, and is unlikely in the foreseeable future to, realize material benefits from economies of scale and, therefore, that the implementation of, or modifications to any existing, breakpoints would not be warranted at this time for any of the Funds.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreements for an additional one-year period.

Mid Cap Value Fund

Schedule of Investments

June 30, 2007 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 99.1%
Basic Materials: 6.2%
4,023	Cabot Corp.	$191,817
5,178	Celanese Corp.	200,803
2,443	FMC Corp.	218,380
387	PPG Industries Inc.	29,455
3,028	Sherwin-Williams Co.*	201,271
2,313	United States Steel Corp.	251,539
		1,093,265
Communications: 6.0%
684	ADC Telecommunications, Inc.*	12,538
4,081	CenturyTel, Inc.	200,173
2,530	Clearwire Corp.*	61,808
3,645	Embarq Corp.	230,984
2,324	Gannett Co., Inc.	127,704
23,151	Qwest Communications International, Inc.*	224,565
6,163	VeriSign, Inc.*	195,552
		1,053,324
Consumer Cyclical: 12.7%
2,715	AnnTaylor Stores Corp.*	96,165
4,364	Autoliv Inc	248,181
4,837	Dollar Tree Stores, Inc.*	210,651
5,952	Family Dollar Stores, Inc.	204,273
25,491	Ford Motor Co.	240,125
4,011	Genuine Parts, Co.*	198,946
6,996	Hasbro, Inc.	219,744
12,341	Mattel, Inc.	312,104
2,143	Mohawk Industries, Inc.*	215,993
3,070	The Gap, Inc.	58,637
2,193	W.W. Grainger, Inc.*	204,059
864	Wyndham Worldwide Corp.*	31,329
		2,240,207
Consumer Non-Cyclical: 9.4%
7,835	Alberto-Culver Co.	185,846
618	Bunge Ltd.	52,221
8,306	Convergys Corp.*	201,337
169	Dean Foods Co.	5,386
2,471	H.J. Heinz Co.	117,298
3,380	Health Net, Inc.*	178,464
5,756	Hormel Foods Corp.	214,987
9,300	King Pharmaceuticals, Inc.*	190,278
2,212	Kroger Co.	62,224
5,716	Pepsi Bottling Group, Inc.*	192,515
1,655	Safeway, Inc.	56,320
3,143	Universal Health Services, Inc.	193,294
		1,650,170
Energy: 4.4%
3,586	El Paso Corp.	61,787
4,555	Frontier Oil Corp.	199,372
6,512	Patterson-UTI Energy, Inc.	170,680
3,235	Spectra Energy Corp.	83,981
2,805	Sunoco, Inc.	223,502
480	Tesoro Corp.	27,432
		766,754
Finance: 31.0%
3,757	A.G. Edwards, Inc.	317,654
7,660	AmeriCredit Corp.*	203,373
2,502	Arch Capital Group Ltd.*	181,495
4,880	Assurant, Inc.	287,530
4,548	Axis Capital Holdings Ltd.	184,876
2,442	Boston Properties, Inc.	249,401
3,071	CIT Group, Inc.	168,383
4,035	Colonial Properties	147,076
3,607	Comerica Inc*	214,508
978	Everest Re Group Ltd.	106,250
3,910	General Growth Properties, Inc.	207,034
2,227	Genworth Financial Inc.	76,609
4,930	Hospitality Properties Trust	204,546
11,859	Host Hotels & Resorts, Inc.	274,180
10,581	Huntington Bancshares Inc.*	240,612
8,391	KeyCorp	288,063
1,111	Liberty Property Trust	48,806
3,856	MGIC Investment Corp.	219,252
2,294	PartnerRe Ltd.	177,785
5,499	PMI Group, Inc.	245,640
1,294	Principal Financial Group Inc.	75,427
1,021	ProLogis	58,095
4,164	Radian Group, Inc.	224,856
2,959	RenaissanceRe Holdings Ltd.	183,428
304	SL Green Realty Corp.	37,662
3,720	TCF Financial Corp.	103,416
2,633	Transatlantic Holdings, Inc.*	187,285
3,077	UnionBanCal Corp.	183,697
4,513	Weingarten Realty Investors	185,484
2,013	XL Capital Ltd. (Class A)	169,676
		5,452,099
Industrial: 11.0%
3,658	Avnet, Inc.*	145,003
1,976	Black & Decker Corp.	174,501
6,169	Commercial Metals Co.	208,327
2,106	Cooper Industries Ltd.	120,232
2,117	Cummins, Inc.	214,262
3,163	Eaton Corp.*	294,159
338	Energizer Holdings, Inc.*	33,665
2,909	Ingersoll-Rand Co. (Class A)	159,471
814	ITT Industries Inc.*	55,580
2,323	Leggett & Platt, Inc.*	51,222
5,153	Lennox International Inc.	176,387
2,377	Parker-Hannifin Corp.	232,732
1,208	Stanley Works	73,326
101	Vishay Intertechnology, Inc.*	1,598
		1,940,465
Technology: 4.9%
6,656	Compuware Corp.*	78,940
8,312	Electronic Data Systems Corp.	230,492
3,068	Lexmark International, Inc.*	151,283
3,133	Novellus Systems, Inc.*	88,883
1,729	Seagate Technology	37,640
14,558	Xerox Corp.*	269,032
		856,270

See Notes to Financial Statements

Mid Cap Value Fund

Schedule of Investments

June 30, 2007 (unaudited) (continued)

Number
of Shares		Value

Utilities: 13.5%
5,863	Alliant Energy Corp.	$227,778
8,333	Edison International	467,648
4,813	Energen Corp.*	264,426
1,300	KeySpan Corp.	54,574
1,308	Mirant Corp.*	55,786
1,716	NRG Energy, Inc.*	71,334
5,322	OGE Energy Corp.	195,051
6,267	PG&E Corp.	283,895
5,789	Sempra Energy	342,882
11,854	Sierra Pacific Resources*	208,156
7,642	UGI Corp.	208,474
		2,380,004
Total Investments: 99.1%
(Cost: $16,032,365)		17,432,558
Other assets less liabilities: 0.9%		159,109
NET ASSETS: 100.0%		$17,591,667

* Non-income producing

See Notes to Financial Statements

Mid Cap Value Fund
Statement of Assets and Liabilities
June 30, 2007 (unaudited)

Assets:
Investments, at value (Cost $16,032,365)	$17,432,558
Cash	6,487
Receivables:
Investments sold	220,482
Dividends and interest	30,708
Other assets	344
Total assets	17,690,579
Liabilities:
Payables:
Shares redeemed	34,679
Due to Adviser	6,622
Deferred Director fees	806
Due to Distributor	7,598
Accrued expenses	49,207
Total liabilities	98,912
Net Assets	$17,591,667
Shares outstanding.	636,917
Net asset value and redemption price per share	$27.62
Maximum offering price per share.	$29.30
Net Assets consist of:
Aggregate paid in capital.	$31,149,826
Unrealized appreciation of investments	1,400,193
Undistributed net investment income	28,196
Accumulated net realized loss	(14,986,548)
$17,591,667

See Notes to Financial Statements

Mid Cap Value Fund
Statement of Operations
Six Months Ended June 30, 2007 (unaudited)

Income:
Dividends		$195,725
Interest		3,859
Total income		199,584

Expenses:
Management fees	$67,002
Distribution fees	44,668
Transfer agent fees	29,729
Professional fees	24,186
Administration fees	13,400
Reports to shareholders	9,023
Registration fees	7,188
Custodian fees	6,886
Insurance	2,216
Directors’ fees and expenses	2,666
Other	1,240
Total expenses	208,204
Expenses assumed by the Adviser	(38,537)
Net expenses		169,667
Net investment income		29,917

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments sold		2,585,557
Net change in unrealized appreciation (depreciation) of investments		(1,230,313)
Net gain on investments		1,355,244
Net Increase in Net Assets Resulting from Operations		$1,385,161

See Notes to Financial Statements

Mid Cap Value Fund
Statements of Changes in Net Assets

	Six Months	Year
	Ended	Ended
	June 30,	December 31,
	2007	2006
	(unaudited)
Change in Net Assets:
Operations:
Net investment loss.	$29,917	$(14,793)
Net realized gain on investments	2,585,557	672,752
Net change in unrealized appreciation (depreciation) of investments	(1,230,313)	1,301,993
Net increase in net assets resulting from operations	1,385,161	1,959,952
Share transactions:*
Proceeds from sale of shares	673,427	794,460
Cost of shares redeemed	(1,972,024)	(4,342,057)
Decrease in net assets resulting from share transactions	(1,298,597)	(3,547,597)
Total increase (decrease) in net assets	86,564	(1,587,645)
Net Assets:
Beginning of period	17,505,103	19,092,748
End of period (including undistributed (accumulated) net investment
income (loss) of $28,196 and $(1,721), respectively)	$17,591,667	$17,505,103
* Shares of Common Stock Issued (800,000,000 shares authorized of $0.001 par value)
Shares sold	25,332	33,058
Shares redeemed	(72,949)	(182,728)
Net decrease	(47,617)	(149,670)

See Notes to Financial Statements

Mid Cap Value Fund
Financial Highlights
For a share outstanding throughout the period:

	Six Months
	Ended
	June 30,		Year Ended December 31,
	2007		2006	2005	2004	2003(c)	2002(f)
	(unaudited)
Net Asset Value, Beginning of Period	$25.57		$22.89	$21.77	$18.26	$12.76	$18.14
Income from Investment Operations:
Net Investment Income (Loss)	0.05		(0.02)	(0.01)	(0.13)	(0.10)	(0.08)
Net Realized and Unrealized Gain
on Investments	2.00		2.70	1.13	3.64	5.60	(5.30)
Total from Investment Operations	2.05		2.68	1.12	3.51	5.50	(5.38)

Net Asset Value, End of Period	$27.62		$25.57	$22.89	$21.77	$18.26	$12.76
Total Return (a)	8.02	%(e)	11.71%	5.14%	19.22%	43.10%	(29.66)%

Ratios/Supplementary Data
Net Assets, End of Period (000's)	$17,592		$17,505	$19,093	$21,443	$20,713	$19,058
Ratio of Gross Expenses to Average Net
Assets (b)	2.33	%(d)	2.58%	2.42%	2.63%	3.04%	3.07%
Ratio of Net Expenses to Average Net Assets	1.90	%(d)	1.90%	1.92%	2.10%	2.10%	1.79%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.33	%(d)	(0.08)%	(0.06)%	(0.63)%	(0.60)%	(0.52)%
Portfolio Turnover Rate	102	%(e)	71%	103%	73%	143%	335%

(a)	Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Had fees not been waived and expenses not been assumed.

(c)	John A. Levin & Co. resigned as sub-adviser to the Fund effective June 1, 2003. New York Life Management LLC began to operate as the sub-adviser to the Fund effective June 1, 2003.

(d)	Annualized.

(e)	Not annualized.

(f)	Includes the operations of the Van Eck Funds I, Inc. Mid Cap Value Fund from January 1, 2002 through June 7, 2002. The new advisory agreement dated January 1, 2002 named Van Eck Associates Corporation as the Adviser to the Fund. At January 1, 2002 John A. Levin & Co. Inc. was named sub-adviser to the Fund.

See Notes to Financial Statements

Van Eck Funds, Inc.

Notes To Financial Statements
June 30, 2007 (unaudited)

Note 1—Fund Organization—Van Eck Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on January 30, 2002. The Van Eck Mid Cap Value Fund (the “Fund”) is a diversified series of the Company and seeks long-term growth of capital by investing in the common stocks and other equity securities of mid-cap companies.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.
Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Directors. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

B.
Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.
Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

D.
Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned.

Note 3—Agreements and Affiliates—Van Eck Associates Corporation (the “Adviser”) is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% of the Fund’s average daily net assets. For the period January 1, 2005 through April 30, 2006, the Adviser agreed to assume expenses exceeding 2.10% of the average daily net assets of the Fund. For the period May 1, 2006 through April 30, 2008, the Adviser has agreed to assume expenses exceeding 1.90% of the average daily net assets of the Fund. Expenses for the six months ended June 30, 2007 were reduced by $38,537 under this agreement. Certain officers of the Company are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Under the Sub-Advisory Agreement, Van Eck Associates has paid New York Life Investment Management LLC (“NYLIM”) a fee, payable monthly, at an annual rate of 0.50% of the Fund’s average daily net assets, reduced by 0.01% on an annual basis for each $1 million of such assets under $50 million.

The Adviser also serves as the Administrator to the Fund and performs certain accounting and administrative services. In accordance with an accounting and administration agreement, the Administrator receives a fee, calculated daily and payable monthly based on an annual rate of 0.15% of the Fund’s average daily net assets.

For the six months ended June 30. 2007, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received a total of $6,475 in sales loads relating to the sale of shares of the Fund, of which $5,596 was reallowed to broker/dealers and the remaining $879 was retained by the Distributor. Also, the Company has a plan of distribution pursuant to Rule 12b-1 that provides that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company’s shares. The maximum expenditure the Company may make under the plan is 0.50% per annum.

Note 4—Investments—For the six months ended June 30, 2007, purchases and sales of securities other than U.S. government securities and short-term obligations aggregated $18,036,102 and $19,226,361, respectively.

Note 5—Income Taxes—For federal income tax purposes, the identified cost of investments owned at June 30, 2007 was $16,094,648 and net unrealized appreciation aggregated $1,337,910 of which $1,848,361 related to appreciated securities and $510,451 related to depreciated securities.

As of December 31, 2006, the Fund had a capital loss carryfor-ward of $17,507,595 available with $567,925 expiring December 31, 2008, $11,962,435 expiring December 31, 2009, $2,910,558 expiring December 31, 2010 and $2,066,677 expiring December 31, 2011.

Note 6—Director Deferred Compensation Plan—The Fund has a Deferred Compensation Plan (the “Plan”) for Directors under which the Directors can elect to defer receipt of all or a portion of their director fees until retirement, disability or termination from the Board of Directors. The fees otherwise payable to the participating Directors are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Directors.

The expense for the deferred compensation plan is included in “Directors’ fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 7—New Accounting Policy—In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a frame-

Van Eck Funds, Inc.

Notes to Financial Statements (continued)

work for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of June 30, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Note 8—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the Securities and Exchange Commission (“SEC”) have requested and received information from the Adviser. The Adviser will cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Van Eck Funds, Inc.

Approval of Advisory and Sub-Advisory Agreements

Mid Cap Value Fund

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the Board of Directors (the “Board”), including by a vote of a majority of the Directors who are not “interested persons” of the Fund (“Independent Directors”), cast in person at a meeting called for the purpose of considering such approval.

In considering the renewal of the investment advisory agreements, the Board, comprised exclusively of Independent Directors, reviewed and considered information that had been provided by Van Eck Associates Corporation, the Fund’s Adviser (the “Adviser”) and New York Life Investment Management LLC, the Fund’s sub-adviser (the “Sub-Adviser”), throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser and the Sub-Adviser for the meeting of the Board held on May 30 and 31, 2007 to specifically consider the renewal of the Fund’s investment advisory agreement. At the same meeting, the Board also considered and approved a proposed plan for the liquidation and dissolution of the Fund (the “Plan of Liquidation”), in view of the Fund’s declining asset base, which renders it too small to remain economically viable, and the unlikelihood that the Fund will experience sufficient growth in the foreseeable future to reverse the decline in assets. The Plan of Liquidation provides for the liquidation of the Fund on or about December 27, 2007, contingent upon approval by the shareholders of the Fund. Notwithstanding the approval by the Board of the Plan of Liquidation, the Board conducted its usual review process in order to provide for a continuation of investment advisory services to the Fund beyond the current term of the investment advisory agreement and to allow for an orderly liquidation of the Fund.

This information considered by the Board included, among other things, the following:

•    Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations

•    The Adviser’s consolidated financial statements for the past three fiscal years;

•    A description of the advisory and sub-advisory agreements with the Fund, their terms and the services provided thereunder;

•    Information regarding the Sub-Adviser’s organization, personnel, investment strategies and key compliance procedures;

•    Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•    A presentation by the portfolio manager of the Fund with respect to the Sub-Adviser’s investment strategies and general investment outlook in relevant markets and the resources available to support the implementation of such investment strategies;

•    An independently prepared report comparing the management fees and non-investment management expenses of the Fund during its fiscal year ended December 31, 2006 with those of (i) the universe of front-end load retail funds with a similar investment strategy (the “Expense Universe”), and (ii) a sub-group of the Expense Universe consisting of funds of comparable size and fees and expense structure (the “Peer Group”);

•    An independently prepared report comparing the Fund’s annualized investment performance for the one- through five-year periods ended December 31, 2006 with those of (i) the universe of front-end load retail and institutional funds

Van Eck Funds, Inc.

Approval of Advisory and Sub-Advisory
Agreements (continued)

with a similar investment strategy (the “Performance Universe”), (ii) its Peer Group, and (iii) appropriate benchmark indices as identified by an independent data provider;

•    An analysis of the profitability of the Adviser with respect to the services it provides to the Fund and the Van Eck complex of mutual funds as a whole;

•    Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Fund, and reports regarding a variety of compliance-related issues;

•    Reports with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

•    Other information provided by the Adviser and the Sub-Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Directors.

In considering whether to approve the investment advisory and sub-advisory agreements, the Board evaluated the following factors: (1) the possible benefits to the Fund from the continuation of the current investment advisory and sub-advisory agreements, pending the implementation of the Plan of Liquidation or a comparable plan of action; (2) the quality, nature, cost and character of the investment management services provided by the Sub-Adviser; (3) the capabilities and background of the Sub-Adviser’s investment personnel, and the overall capabilities, experience, resources and strengths of the Sub-Adviser and its affiliates in managing investment companies and other accounts utilizing similar investment strategies; (4) the quality, nature, cost and character of the administrative and other services provided by the Adviser and its affiliates, including its services in overseeing the services provided by the Sub-Adviser; (5) the quality, nature and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (6) the terms of the advisory and sub-advisory agreements and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein; (7) the profits, if any, realized by the Adviser from managing the Fund, in light of the services rendered and the costs associated with providing such services; (8) the Adviser’s willingness to reduce the cost of the Fund to shareholders from time to time by means of waiving a portion of its management fees or paying expenses of the Fund; (9) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (10) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (11) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission(“SEC”); (12) the Adviser’s record of compliance with its policies and procedures; and (13) the ability of the Adviser and the Sub-Adviser to attract and retain quality professional personnel to perform a variety of investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser had received in 2004 a Wells Notice from the SEC, and also a request for information from the Office of the New York State Attorney General (“NYAG”), in connection with on-going investigations concerning market timing and related matters. The Board determined that the Adviser continues to cooperate

Van Eck Funds, Inc.

Approval of Advisory and Sub-Advisory
Agreements (continued)

with the Board in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Board concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser and that it would be appropriate to permit the SEC and the NYAG to bring to conclusion their pending regulatory investigations prior to the Board making any final determination of its own with respect to these same matters.

In evaluating the investment performance of the Fund, the Board noted that the Fund’s short and long term performance had trailed its Performance Universe average and benchmark index during the one- through five-year periods ended December 31, 2006. The Board concluded, in light of the anticipated liquidation of the Fund and all the factors considered by the Board, that, although the Fund’s performance was not satisfactory, it would be advisable to continue the current investment advisory and sub-advisory agreements until the Fund is liquidated, or another comparable action is implemented, before the end of 2007.

In evaluating the fees and expenses of the Fund, the Board noted that the Fund’s total expense ratio is higher than the median for its Peer Group, but not unreasonable considering the size of the Fund and the size of the entire family of Van Eck mutual funds. The Board also noted that the Adviser has agreed to continue to waive or to reimburse expenses of the Fund to the extent necessary to maintain an agreed upon expense ratio. The Board concluded that the Fund’s fees and expenses were reasonable in the context of all the factors considered by the Board. In this regard, the Board also noted that the Adviser has not realized profits during the past three years from operating the Fund. In view of the small size of the Fund and the fact that the Sub-Adviser is not affiliated with the Adviser, the Board concluded that the profitability of the Sub-Adviser was not a relevant factor in its renewal deliberations regarding the Sub-Adviser. Similarly, the Board concluded that the Fund does not have sufficient assets for the Adviser or the Sub-Adviser to realize economies of scale for the foreseeable future, and, therefore, that consideration of breakpoints would not be warranted at this time.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors, and in view of the Plan of Liquidation, the Board, assisted by the advice of its independent counsel, concluded that the renewal of the investment advisory agreements is in the interests of shareholders, would provide for a continuation of investment advisory services to the Fund beyond the current term of the investment advisory and sub-advisory agreements, and would allow for an orderly liquidation of the Fund. Accordingly, the Board approved the continuation of the advisory and sub-advisory agreements, pending the implementation of the Plan of Liquidation or another comparable action by the end of 2007.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com
Account Assistance:	(800) 544-4653

This report must be preceded or accompanied by a Van Eck Funds or Van Eck Funds, Inc. Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing.

Additional information about the Fund’s Board of Trustees/Directors/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800. SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck Funds, Inc. disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck Funds, Inc. is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK FUNDS, INC.

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date  September 4, 2007
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date  September 4, 2007
      -----------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         ------------------------

Date  September 4, 2007
      -----------------